UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

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SPARK NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPARK NETWORKS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Spark Networks, Inc., a Delaware corporation (the “Company”), to be held at the Company’s principal executive offices located at 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025 on June 15, 2016 at 9:00 a.m. Pacific Daylight Time.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect eight (8) directors to the Board of Directors to serve for one-year terms ending at the 2017 annual meeting of stockholders;
2.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016;
3.	To approve, on an advisory basis, the compensation paid to our named executive officers;
4.	To approve the Company’s 2016 Employee Stock Purchase Plan;
5.	To approve an amendment to the Company’s 2007 Omnibus Incentive Plan;
6.	To consider and act upon a stockholder proposal, if properly presented at the Annual Meeting;
7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 25, 2016 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the Annual Meeting.

We will take advantage of the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials over the internet. As a result, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. This process substantially reduces the costs associated with printing and distributing proxy materials. To make it easy to vote, internet and telephone voting are available. The instructions for voting are on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, on the proxy card.

You are cordially invited to attend the Annual Meeting, but whether or not you plan to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or date and sign your proxy card and return it in the enclosed postage paid envelope. You may revoke your proxy at any time before it is voted at the Annual Meeting. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert W. O’Hare

Corporate Secretary

Dated: April 29, 2016

Los Angeles, California

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 15, 2016: The 2016 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2015 are also available at: Http://proxy.spark.net.

SPARK NETWORKS, INC.

PROXY STATEMENT

For Annual Meeting to be Held

June 15, 2016 at 9:00 a.m. Pacific Daylight Time

The enclosed proxy is solicited by the Board of Directors of Spark Networks, Inc. (“we,” “us,” the “Company,” or “Spark”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices located at 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025 on June 15, 2016 at 9:00 a.m. Pacific Daylight Time (the “Annual Meeting”).

The purpose of the Annual Meeting is to vote on the following items of business: (1) the election of eight (8) directors to the Board of Directors to serve one-year terms ending at the 2017 annual meeting of stockholders; (2) ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; (3) to approve, on an advisory basis, the compensation paid to our named executive officers; (4) to approve the Company’s 2016 Employee Stock Purchase Plan; (5) to approve an amendment to the Company’s 2007 Omnibus Incentive Plan; (6) to consider and act upon a stockholder proposal, if properly presented at the Annual Meeting; and (7) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

On or about May 6, 2016, we will mail to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2016 Notice and Proxy Statement and our 2015 Annual Report on our 2015 Form 10-K via the internet.

Annual Report

Our annual report to stockholders for the year ended December 31, 2015 is being made available concurrently to each stockholder along with this proxy statement (collectively, the “Proxy Materials”). Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing the Proxy Materials to many of our stockholders on the internet, rather than mailing printed copies. If you receive a one-page notice by mail, you will not receive a printed copy of the Proxy Materials unless you request one. Instead, the notice will instruct you how to access and review the Proxy Materials on the internet. If you would like a printed copy of the Proxy Materials, please follow the instructions on the notice.

If you request printed versions of the Proxy Materials, you will also receive a proxy card.

Stockholders may also request a free copy of our 2015 Annual Report on our 2015 Form 10-K, by writing to Corporate Secretary, Spark Networks, Inc., 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025. Alternatively, stockholders may access our 2015 Annual Report on the Company’s Web site located at www.spark.net. We will also furnish any exhibit to our 2015 Form 10-K, if specifically requested.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on April 25, 2016 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. There were 25,874,854 shares of our common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum and to conduct business at the Annual Meeting. Abstentions will count toward the presence of a quorum. Broker non-votes also are counted for the purpose of establishing a quorum but are not considered to be entitled to vote. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Submitting Your Proxy

YOUR VOTE IS IMPORTANT. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Please follow the instructions in the Notice of Internet Availability of Proxy Materials. If you received a paper copy of the Proxy Materials, simply mark your proxy card, and then date, sign and return it in the postage‑paid envelope provided.

Stockholders who hold their shares beneficially in a “street name” through a nominee (such as a bank or broker) may be able to vote by telephone, the internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and you attend the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

How the Board Recommends that You Vote

The Board of Directors recommends the following votes:

1)	“FOR” the election of the eight (8) director nominees named in this proxy statement;
2)	“FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;
3)	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;
4)	“FOR” the approval of the Company’s 2016 Employee Stock Purchase Plan;
5)	“FOR” the approval of an amendment to the Company’s 2007 Omnibus Incentive Plan;

The Board of Directors has no recommendation for the stockholder proposal that is provided below at Proposal 6.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted:

1)	“FOR” the election of the eight (8) director nominees;
2)	“FOR” the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and
3)	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;
4)	“FOR” the approval of the Company’s 2016 Employee Stock Purchase Plan;
5)	“FOR” the approval of an amendment to the Company’s 2007 Omnibus Incentive Plan;
6)	“ABSTAIN” for the stockholder proposal.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

If you are a beneficial owner of shares and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf. See “—Broker Non-Votes” below.

Broker Non-Votes

If you are a beneficial owner, meaning that your shares are held through a broker or other nominee (see “Holders of record versus beneficial owners” below), and you do not instruct your broker or nominee on how to vote on a non-routine matter, a “broker non-vote” will occur. Brokers that hold shares of common stock in a “street name” for customers that are the beneficial owners of those shares may generally vote only on routine matters. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. For beneficial holders that return their voting instructions but do not provide instructions on how to vote, your broker or other nominee will only have the discretion to vote on the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (Proposal 2).

Abstentions

Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business. A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.

Holders of record versus beneficial owners

If at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the Proxy Materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting.

Revoking Your Proxy or Changing Your Vote

Any proxy given may be revoked at any time before it is voted at the Annual Meeting. Revoke your proxy by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, submitting a later-dated vote by telephone or via the Internet, since only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on June 15, 2016 will be counted, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company. Solicitations will generally be made by mail. In addition, the officers and other regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of the common stock of the Company.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in a “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Third Amended and Restated Bylaws (the “Bylaws”) provide that the number of members constituting the Board of Directors will be between two and nine members. The Company currently has eight (8) authorized members on its Board of Directors.

Upon the recommendation of the Nominating Committee, the Board of Directors has nominated Michael J. McConnell, Lee K. Barba, Michael B. Brodsky, Ian V. Jacobs, John H. Lewis, Jonathan R. Mather, Walter L. Turek and Michael S. Egan, as nominees for election as directors at the Annual Meeting. Mr. Brodsky is being nominated for election to our Board pursuant to a nomination and standstill agreement dated November 1, 2015 by and among the Company, Lloyd I. Miller, III and certain related persons or entities. Each of the Board’s eight (8) nominees is currently serving as a director of the Company. If elected, each such nominee will serve for a term expiring at our annual meeting of stockholders in 2017.

Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for the election of these eight (8) nominees. Each of Messrs. McConnell, Barba, Brodsky, Jacobs, Lewis, Mather, Turek and Egan has advised the Company of his availability and willingness to serve if elected. If, however, any of these nominees should be unable to serve or for good cause will not serve, either your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine, or the Board may determine to reduce the size of the Board. You can find information about Messrs. McConnell, Barba, Brodsky, Jacobs, Lewis, Mather, Turek and Egan below under the section “Board of Directors and Executive Officers.”

Vote Required

Directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote. If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. You may vote either “for” or “withhold” your vote for the director nominee. A properly executed proxy marked “withhold” with respect to the election of the directors will not be voted with respect to the director nominee and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.

The Board of Directors has adopted a policy regarding the election of directors, which provides that when a director receives a greater number of votes “withhold” election than votes “for” election, he or she will, promptly following certification of the stockholder vote, offer his or her resignation. In connection with a director resignation, the nominating committee of the Board will consider the resignation offer and make a recommendation to the Board. The independent members of the Board will consider what is in the best interests of the Company and its stockholders, and the Board will consider all factors deemed relevant, including the director’s tenure, qualifications, past and expected future contributions to the Company, and the overall composition of the Board, including whether accepting the resignation offer would cause the Company to be in violation of its constituent documents or fail to meet any applicable regulatory or contractual requirements. The Board’s actions may include (i) accepting the resignation offer or (ii) deferring acceptance of the resignation offer until a replacement director with certain necessary qualifications can be identified and elected to the Board.

If you hold your shares in a “street name” and you do not instruct your broker on how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Grant Thornton LLP became the Company’s independent registered public accounting firm on September 22, 2014 and audited our financial statements for 2015.

The stockholders are being requested to ratify the appointment of Grant Thornton LLP at the Annual Meeting. The Company anticipates that a representative of Grant Thornton LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Neither the Company’s Certificate of Incorporation nor the Company’s Bylaws require that stockholders ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate practice. If the Company’s stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton LLP, but may, nonetheless, retain Grant Thornton LLP as the Company’s independent registered public accountants. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its stockholders.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. If stockholders of record do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. Abstentions will have the same effect as votes cast against the proposal. Generally, brokers and other nominees that do not receive instructions are entitled to vote on the ratification of the appointment of our independent registered public accounting firm as this is a routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE REAPPOINTMENT OF GRANT THORNTON LLP.

PROPOSAL NO. 3

APPROVAL, ON AN ADVISORY BASIS, OF THE

COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

Say-on-Pay Proposal

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse our pay program for named executive officers by voting for or against the resolution below. While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption “Executive Officer & Director Compensation—Executive Officer Compensation Discussion & Analysis” of this proxy statement.

As described in detail under the heading “Executive Officer & Director Compensation—Executive Officer Compensation Discussion & Analysis” below, our executive compensation programs are designed to attract and retain the best possible executive talent, to link annual compensation (cash and stock‑based) and long-term stock-based compensation to achievement of measurable corporate goals and individual performance, and to align executives’ incentives with stockholder value creation. You should read the Compensation Discussion & Analysis section of this proxy statement for additional details about our executive compensation programs, including information about the 2015 compensation of our named executive officers.

The Board of Directors recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in the Compensation Discussion & Analysis, the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption “Executive Officer & Director Compensation—Executive Officer Compensation Discussion & Analysis” of this proxy statement. The Board of Directors has adopted a policy providing for a Say-on-Pay vote every three years. Unless the board of directors modifies this policy, the next Say-on-Pay vote will be held at our 2019 annual meeting of stockholders.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the proposed executive compensation. If stockholders of record do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the proposed executive compensation. Abstentions will have the same effect as votes cast against the proposal. Brokers and other nominees that do not receive instructions are prohibited from voting on the approval, on an advisory basis, of the compensation paid to our named executive officers, as this is a non-routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE EXECUTIVE COMPENSATION SET FORTH HEREOF.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S

2016 Employee Stock Purchase Plan

General

The stockholders are being asked to approve the Company’s 2016 Employee Stock Purchase Plan (the “ESPP”) and the reservation of 400,000 shares of common stock for issuance under the ESPP, plus an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the ESPP becomes effective equal to the least of: (i) 400,000 shares of common stock; (ii) 2 percent of the outstanding shares of common stock on the last day of the immediately preceding calendar year; or (iii) a lesser number of shares of common stock determined by the Plan Administrator (as described below). The purpose of the ESPP is to allow the Company to provide eligible employees of the Company and its participating parents and subsidiaries with the opportunity to purchase common stock of the Company at a discount from the then current market price through payroll deductions.  We believe that having an employee stock purchase plan plays a key role in our ability to recruit, reward and retain employees. Companies like ours have historically used stock purchase plans as an important part of recruitment and retention packages. We compete directly with other companies for experienced personnel and believe that we must be able to offer comparable packages to attract the caliber of individuals necessary to our business. The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code.

The Company’s ESPP was adopted by the Board of Directors in April 2016.  Under the ESPP, eligible employees may authorize payroll deductions of up to 15% of eligible compensation for the purchase of common stock during each purchase period.

A general description of the ESPP is set forth below.  This description is qualified in its entirety by the terms of the ESPP, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

ESPP Description

The ESPP may be administered by the Board or a committee of the Board.  It is anticipated the Compensation Committee will serve as Plan Administrator.  The Compensation Committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for the proper plan administration and to interpret the provisions of the ESPP.

400,000 shares of common stock are authorized for purchase over the term of the ESPP, plus an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the ESPP becomes effective equal to the least of: (i) 400,000 shares of common stock; (ii) 2 percent of the outstanding shares of common stock on the last day of the immediately preceding calendar year; or (iii) a lesser number of shares of common stock determined by the Plan Administrator. The share reserve is subject to adjustment in the event of a stock split, stock dividend, combination or reclassification or similar event.

The ESPP permits the Plan Administrator to establish offering periods of up to 27 month in length.  The ESPP is anticipated to be implemented by one offering period during each six-month period beginning each May 15 and November 15.  However, the initial offering period may commence after May 15, 2016, and be shorter than six months.  The Plan Administrator may alter the duration of future offering periods in advance without stockholder approval.  Each participant is granted a separate purchase right to purchase shares of common stock for each offering period in which he or she participates.  Purchase rights under the ESPP are granted on the start date of each offering period in which the participant participates and are automatically exercised on the last day of the offering period.  Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant’s payroll deductions for the offering period by the purchase price in effect for such period, subject to Plan and legal limits.  If stockholder approval is not obtained, no shares will be purchased.  In that event, any open offering period will be discontinued and the accumulated payroll deductions will be refunded.

Unless otherwise determined by the Plan Administrator prior to the applicable offering period, the following employees will not be eligible to participate in the ESPP for such offering period: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for 5 months or less in any calendar year; (iii) employees who have not been employed for such continuous period preceding the offering period as the Plan Administrator may require, but in no event will the required period of continuous employment be equal to or greater than 2 years; and (iv) employees who are citizens or residents of a non-U.S. jurisdiction if their participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the ESPP or an offering to violate Section 423 of the Code.

As of April 1, 2016, four executive officers and approximately 150 other employees were expected to be eligible to participate in the ESPP.

Each participant in the ESPP may authorize periodic payroll deductions that may not exceed 15% of his or her compensation, which is generally defined in the ESPP to include regular U.S. payroll base salary, exclusive of any bonuses, annual awards, other incentive payments, commissions, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, or contributions (other than contributions under a 401(k) or cafeteria plan).  It is anticipated that compensation will include payments for overtime.

Accumulated payroll deductions are general assets of the Company, and while they are held by the Company they remain available for corporate use and subject to the Company’s general creditors.

On the last day of each offering period, the accumulated payroll deductions of each participant are automatically applied to the purchase shares of common stock at the purchase price in effect for that period.

The purchase price per share at which common stock is purchased on the participant’s behalf for each offering period is equal to the lower of: (i) 85% of the fair market value per share of the common stock on the date of commencement of such offering period; and (ii) 85% of the fair market value per share of common stock on the last day of such offering period.

The fair market value of the common stock on a given date is the closing sales price of the common stock on The NYSE MKT as of such date.  As of April 25, 2016, the fair market value of a share of the Company’s common stock as reported on The NYSE MKT was $2.33.

The ESPP imposes certain limitations upon a participant’s right to acquire common stock, including the following limitations:

•

No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•

No purchase right granted to a participant may permit such individual to purchase common stock at a rate greater than $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year.

•	No more than 12,500 shares of common stock may be purchased in a single offering period, subject to the Plan Administrator’s authority to change this limitation.

A participant’s purchase right immediately terminates upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates are refunded.  A participant may withdraw from an offering period by giving advance notice prior to the end of that period and his or her accumulated payroll for the offering period in which withdrawal occurs shall be refunded.

No purchase right will be assignable or transferable (other than by will or the laws of descent and distribution) and a purchase right will be exercisable only by the participant.

In the event of the proposed dissolution or liquidation of the Company, the current offering period will terminate immediately prior to the consummation of such dissolution or liquidation, unless otherwise provided by the Plan Administrator.  In the event of a proposed sale of all or substantially all of the assets of the Company or certain mergers, (each, a “Corporate Transaction”) during an offering period, all outstanding purchase rights shall be assumed by the successor corporation (or a parent or subsidiary thereof), unless the Plan Administrator determines, in its sole discretion, to shorten the offering period then in-effect to a new purchase date.  If the Plan Administrator shortens the offering period then in progress to a new purchase date, the Plan Administrator will provide notice to each participant that (i) his or her purchase right will be automatically exercised on the new purchase date or (ii) the Company will pay to him or her, on the new purchase date, cash, cash equivalents, or property as determined by the Plan Administrator that is equal to the difference in the fair market value of the shares of common stock covered by his or her purchase right and the purchase price due had the purchase right been automatically exercised on the new purchase date.

In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number of securities issuable under the ESPP, including the maximum number of securities issuable per participant on any one purchase date and (ii) the number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

The ESPP will terminate upon the earlier to occur of (i) ten (10) years following the date of the original adoption of the ESPP or (ii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.

The Plan Administrator may at any time terminate or amend the ESPP.  To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

New Plan Benefits

Because the number of shares of common stock issued under the ESPP depends on the level of participation by its participants, we cannot determine the number of shares of common stock that may be purchased by eligible employees in the future.

Federal Income Tax Consequences

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.  Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company in connection with the grant or exercise of an outstanding purchase right.

Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which such shares were acquired and more than one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeds the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of his or her death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify Proposal 4. If stockholders of record do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the proposed executive compensation. Abstentions will have the same effect as votes cast against the proposal. Brokers and other nominees that do not receive instructions are prohibited from voting on the approval of the ESPP, as this is a non-routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE COMPANY’S 2016 Employee Stock Purchase Plan.

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2007 OMNIBUS INCENTIVE PLAN

General

The stockholders are being asked to approve an amendment to the Company’s 2007 Omnibus Plan (the “Plan”) to increase the number of shares of common stock that may be issued under the Plan pursuant to awards other than stock options and stock appreciation rights (i.e., restricted shares, restricted stock units, performance awards and other stock-based awards) from 500,000 shares of common stock to 1,000,000 shares of common stock. The amendment, if approved, would not increase the aggregate number of shares that may be issued under the Plan pursuant to all awards under the Plan. The aggregate number of shares that may be issued under the Plan would remain 2,750,000 shares of common stock.

The purpose of the Plan is, among other things, to assist in attracting and retaining highly competent employees, directors and consultants, and to act as an incentive in motivating selected employees, directors and consultants of the Company and its subsidiaries to achieve long-term corporate objectives.

The Board believes that increasing the number of shares of common stock that may be issued under the Plan pursuant to awards other than stock options and stock appreciation rights (i.e., restricted shares, restricted stock units, performance awards and other stock-based awards) from 500,000 shares of common stock to 1,000,000 shares of common stock is in the best interests of the Company’s stockholders, because it will provide the Company with greater flexibility to provide types of awards provided by our competitors and, therefore, assist the Company in attracting and retaining highly competent employees, directors and consultants.

The Plan originally became effective on July 9, 2007. An amendment to the Plan was adopted by the Board of Directors on November 5, 2008, and approved by the stockholders on January 5, 2009.

The amendment described herein that the stockholders are being asked to approve was adopted by the Board of Directors in April 2016.

A general description of the Plan is set forth below.  This description is qualified in its entirety by the terms of the Plan, as amended, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. Appendix B includes amendment no. 1 to the Plan adopted by stockholders on January 5, 2009, as well as amendment no. 2 to the Plan which stockholders are being asked to approve as set forth in this proxy statement.  Amendments no. 1 and 2 appear at the end of Appendix B.

Plan Description

The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to determine, within the limits of the express provisions of the Plan, the individuals to whom awards will be granted; the nature, amount and terms of such awards; and the objectives and conditions for earning such awards. The Compensation Committee generally has discretion to delegate its authority under the Plan to another committee of the board of directors or a subcommittee, or to such other party or parties, including officers of the Company, as the Compensation Committee deems appropriate.

Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options. The Compensation Committee may grant to a participant options to purchase Company common stock that are intended to qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee.

The exercise price for stock options will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the closing sale price of one share of the Company’s common stock on the NYSE MKT (or any other applicable exchange on which the stock is listed) on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the closing sale price of one share of common stock on the date the stock option is granted. On April 25, 2016, the market price per share of the Company’s common stock was $2.33 based on the closing price of the common stock on the NYSE MKT on such date.

Stock options must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Compensation Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Compensation Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company’s common stock held by the participant or in any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” exercise).

Stock Appreciation Rights. The Compensation Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (1) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (2) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Compensation Committee in its discretion, but may not be less than 100% of the closing sale price of one share of the Company’s common stock on the date on which the SAR is granted. Upon exercise of a SAR, payment may be made in cash, shares of the Company’s common stock held by the participant or in any other form of consideration acceptable to the Compensation Committee (including one or more forms of “cashless” exercise). SARs must be exercised within a period fixed by the Compensation Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Compensation Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted share and restricted unit awards are determined by the Compensation Committee.

For participants who are subject to Section 162(m) of the Code, the performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following measures (the “Performance Goals”): revenue; earnings before interest, depreciation, amortization (“EBITDA”) and share-based compensation; EBITDA and share-based compensation and impairment charges (“Adjusted EBITDA”); contribution margin; operating profit; earnings per share; operating margins; return on total equity or total capital; cash flow from operating activities and total shareholder return; operating income; operating profit (earnings from continuing operations before interest, non-operating income or expense, and taxes); return on investment or working capital; return on stockholders’ equity; economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital); quantifiable, objective measures of individual performance relevant to the individual’s job responsibilities. The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Compensation Committee. The above terms will have the same meaning as in the Company’s financial statements, or if the terms are not used in the Company’s financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable. The Compensation Committee is not obligated to structure awards to be compliant with Section 162(m) of the Code and there can be no assurance that any compensation awarded or paid under the Plan will be deductible under all circumstances.

Performance Awards. The Compensation Committee may grant performance awards to participants under such terms and conditions as the Compensation Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Compensation Committee.

Award periods will be established at the discretion of the Compensation Committee. The performance targets will also be determined by the Compensation Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Compensation Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Units.” To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards. The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Compensation Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Compensation Committee.

Cash-Based Awards. The Compensation Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash-based award will be determined by the Compensation Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

•

The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Compensation Committee to be subject to Section 162(m) of the Code (the “covered employees”).

•

The targets for annual incentive payments to covered employees will consist only of one or more of the Performance Goals discussed under the section titled “Restricted Shares and Restricted Units” above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Compensation Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

•

In administering the incentive program and determining incentive awards, the Compensation Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Compensation Committee will have the flexibility, based on its business judgment, to reduce this amount.

The cash incentive compensation feature of the Plan does not preclude the board or the Compensation Committee from approving other incentive compensation arrangements for covered employees.

Dividend Equivalents. The Compensation Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of common stock subject to an award under the Plan.

The Compensation Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. As of April 1, 2016, the Company had 215 employees, eight directors, and 42 consultants providing services to the Company. Such persons are eligible to participate in the Plan on the basis that such participant would attract and retaining highly such persons, and would motivate such persons to achieve long-term corporate objectives.

The maximum awards that can be granted under the Plan to a single participant in any calendar year will be 1,500,000 shares of common stock and $1 million in the form of cash-based incentive awards.

As of April 25, 2016, an aggregate of 6,447,829 shares of Company common stock are reserved for issuance and available for awards under the Plan, including incentive stock options granted under the Plan. On the first day of the Company’s fiscal year, the number of shares reserved and available for issuance will be increased by an amount equal to the lesser of (1) 2,000,000 shares, (2) four percent (4%) of the number of outstanding shares of Company common stock on the last day of the immediately preceding fiscal year or (3) an amount determined by the board. Notwithstanding the number of shares reserved to be issued under the Plan, no more than 1,000,000 shares of common stock may be granted in the form of restricted shares, restricted units, performance unit or share awards and other stock-based awards.

Shares of common stock not actually issued (for example, as a result of the lapse of an option or a forfeiture of restricted stock), including shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award, will be available for additional grants under the Plan. Shares to be issued or purchased under the Plan will be authorized but unissued shares of Company common stock, or treasury shares.

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Compensation Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock that may be awarded under the Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

The board of directors may at any time amend or terminate the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Plan without the consent of the recipient. No awards may be made under the Plan after the tenth anniversary of its effective date. Certain provisions of the Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify Proposal 5. If stockholders of record do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the proposed executive compensation. Abstentions will have the same effect as votes cast against the proposal. Brokers and other nominees that do not receive instructions are prohibited from voting on the approval of the amendment to the Company’s 2007 Omnibus Incentive Plan, as this is a non-routine matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2007 OMNIBUS INCENTIVE PLAN.

PROPOSAL NO. 6

STOCKHOLDER PROPOSAL RECOMMENDING THAT THE COMPANY HIRE AN INVESTMENT BANK

TO EXPLORE THE SALE OF THE COMPANY

The Company received the following stockholder proposal (“Proposal”) for action at the Annual Meeting from John Chevedden and Kenneth Steiner. Mr. Steiner’s address is 14 Stoner Ave., 2M, Great Neck, NY 11021 and is the beneficial owner of 500 shares of our common stock.

The following text of the Proposal appears exactly as received by the Company. All statements contained in the Proposal are the sole responsibility of John Chevedden and Kenneth Steiner.

Stockholder Proposal

“Proposal 6 – Sell the Company

“Shareholders recommend our company hire an investment bank to explore the sale of our company.

“I believe the sale of Spark Networks would release significantly more value to the shareholders than the current share price.  Our 2015 stock price was down more than 50% compared to the 2013 stock price.

“Sell the Company – Proposal 6”

The Company’s Board is not recommending whether to vote “FOR” or “AGAINST” Proposal 6.  The Board has considered this proposal and has determined not to make a recommendation either in favor of, or in opposition to, this proposal. The Company refers to its press release issued on March 3, 2016, stating: “[W]e have retained a financial advisor to explore all options to maximize shareholder value given the tremendous transformation of Spark in 2015 and current industry dynamics.”

Vote Required

You may vote for or against this stockholder proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to adopt Proposal 6. Abstentions will have the same effect as voting against the proposal and broker non‑votes will have no effect on the vote outcome. If the proposal is not properly presented by the proponent at the Annual Meeting, it will not be voted upon. Brokers and other nominees that do not receive instructions are prohibited from voting on the stockholder proposal, as this is a non-routine matter.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO VOTING “FOR” OR “AGAINST”

THE FOREGOING STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS

HIRE AN INVESTMENT BANK TO SELL THE COMPANY.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Each of the persons named below will be nominated for election as a director of the Company at this Annual Meeting to serve for a term of one year ending at the 2017 annual meeting of stockholders and thereafter until his successor is duly elected and has qualified or until his death, resignation or removal. The nominees are currently serving as directors of the Company. See “—Executive Officers” below for more information on Mr. Egan.

Name	Age	Positions
Michael J. McConnell	50	Chairman of the Board
Lee K. Barba	65	Director
Michael B. Brodsky	47	Director
Ian V. Jacobs(1)	39	Director
John H. Lewis(2)	43	Director
Jonathan R. Mather(3)	65	Director
Walter L. Turek	63	Director
Michael S. Egan	49	Director

____________________

(1)	Chairman of the Compensation Committee
(2)	Chairman of the Nominating Committee
(3)	Chairman of the Audit Committee

Michael J. McConnell, in addition to being a private investor, serves as Chairman of the Board of Directors of the Company and previously served as Interim Executive Chairman of Spark Networks from August 2014 through December 2014. From August 2011 to November 2014, Mr. McConnell served on the Board of Directors of Redflex Holdings, Limited, an Australian Stock Exchange (ASX)‑listed developer and manufacturer of digital photo enforcement solutions and as the Interim Non-Executive Chairman from February 2012 to February 2013. Mr. McConnell also served as the Chairman of the Audit Committee, as well as a member of the Remuneration and Nominating & Governance Committees. From 2009 to 2012, Mr. McConnell served as the Chief Executive Officer of Collectors Universe, Inc., a NASDAQ-listed provider of third-party authentication and grading of high value collectibles. Mr. McConnell served on the Board of Directors of Collectors Universe, including on its Compensation and Nominating and Governance committees, from 2007 to 2013. From 1994 to 2007, Mr. McConnell served as a Managing Director of Shamrock Capital Advisors, an investment manager of both domestic and international alternative asset funds in public equities, real estate and private equity, where he led a $1.2 billion direct investment fund and was a member of the firm’s Executive Committee.

Mr. McConnell has served on numerous public and private company boards in the United States, Australia, New Zealand and Ireland over his career. From March 2014 to August 2014, Mr. McConnell served as a Non-Executive Director of Vitacost.com. From August 2011 to November 2012, Mr. McConnell served as Chairman of the Remuneration Committee of the Board, and Audit Committee member, of PaperlinX Limited, an ASX-listed international merchant of paper, communication materials and diversified products and services. From November 2009 to January 2012, Mr. McConnell was a member of the board of directors of MRV Communications, a worldwide supplier of communications equipment and services to carriers, governments and enterprise customers worldwide, where he also served on the Strategy and Compensation Committees. In addition, he has formerly served on the boards of Ansell Limited (October 2001 to November 2005), Nuplex Industries (December 2000 to March 2002), Force Corporation (March 1999 to May 2000), iPass Inc. (February 2007 to October 2008), Neo Technology Ventures (February 1999 to June 2004), Cosmoline Limited (March 1997 to May 1999) and Port-Link International (August 2000 to November 2005). Mr. McConnell received his B.A. in Economics from Harvard University in 1988 and his M.B.A. degree (Shermet Scholar) from the Darden School of the University of Virginia in 1994. Mr. McConnell is a member of the Board of Governors of the microfinance organization Opportunity International.

Lee K. Barba is an active investor and has served as a member of the board of directors of several privately held companies. Between 2000 and 2009, Mr. Barba has served as Chief Executive Officer and Chairman of the Board of thinkorswim Group Inc., a leading online brokerage and investor education firm, which he built through acquisitions prior to its sale in 2009 to TD AMERITRADE (NYSE: AMTD). Prior to that, he was President of Coral Energy L.P., a joint venture of Shell Oil Company focused on deregulated energy markets. Mr. Barba spent eight years in a variety of executive positions with BankersTrust, including Chief Operating Officer of the Global Investment Bank, and began his career in the brokerage and investment banking industry. Between 2010 and 2013, Mr. Barba also has served as a board member of EDAC Technologies Corporation, a diversified manufacturing company serving the aerospace and industrial markets. Mr. Barba received his B.A. from the University of North Carolina and his M.B.A. from Columbia University, New York.

Michael B. Brodsky joined the Board of Directors of the Company on November 5, 2015 and brings a significant amount of experience as an investor, board director and operating executive. Since October 2010, Mr. Brodsky has served as Chairman of the Board of Directors of Determine, Inc. (NASDAQ: DTRM), an enterprise SaaS-based to “source-to-pay” solutions provider.  Since 2013, he has also served as the managing partner of Vajra Asset Management, an investment firm. From 2008 to 2010, Mr. Brodsky was chairman and chief executive officer and a director of Youbet.com, Inc., an online horse racing and betting website acquired in 2010 by Churchill Downs Incorporated, a publicly traded provider of racetracks, casinos, off-track betting and online wagering services. Mr. Brodsky served as a member of the board of directors, and as a member of the Executive Committee of Churchill Downs from 2010 to 2012. From 2005 to 2011, Mr. Brodsky was the managing partner of New World Opportunity Partners, LLC, an investment firm. Mr. Brodsky has also served as a director of Genesis Land Development Corporation, a residential land developer and home builder in Calgary, Canada, with shares listed on the Toronto Stock Exchange, since June, 2012, as a director of Trans World Corporation, a publicly traded company that owns and operates casinos in the Czech Republic, since September, 2013, he has served as Chairman of the Board of Trans World since June of 2014. He also has served as the Lead Director of IDSystems a publically traded company that provides RFID wireless solutions for tracking high-value assets, since June of 2014. Mr. Brodsky received a Bachelor of Arts degree from Syracuse University, a law degree from Northwestern University School of Law and a Masters in Business Administration from the JL Kellogg Graduate School of Management School of Business at Northwestern University.

Ian V. Jacobs is the managing member of 402 Capital, LLC, an investment management firm, which he founded in March 2009. From 2003 until 2009, Mr. Jacobs was employed by Berkshire Hathaway Inc. He received his Masters of Business Administration from Columbia University in 2003. Prior to receiving his M.B.A., Mr. Jacobs was an associate with Goldman Sachs. He completed the CFA program in 2001 and received his B.A. in Economics from Yeshiva University in 1997. Mr. Jacobs has considerable experience in U.S. capital markets, and has focused his investments on businesses with identifiable structural competitive advantages.

John H. Lewis is Founder and Managing Partner of Osmium Partners, a value investment firm. Prior to founding Osmium Partners in 2002, from 2001 to 2002, Mr. Lewis was Director of Research at Retzer Capital, a Wisconsin-based hedge fund. From 1999 to 2001, he was an Equity Research Analyst at Heartland Funds, a mutual fund with over $2 billion of assets under management. Mr. Lewis received a B.A. from the University of Maryland in 1996, and an M.B.A. from the University of San Francisco in 1999.

Jonathan R. Mather has served as a consultant to private equity firms and startup companies and has served in executive roles for public and privately held companies. From 2006 until July 2011, he served as Chief Financial Officer of ARC Document Solutions (NASDAQ: ARC), a reprographics company. Previously, he served as Chief Financial Officer of Netgear, Inc. (NASDAQ: NTGR), a designer, developer and marketer of networking products for home and small business use, from 2001 to 2006. From 1995 to 2001, Mr. Mather worked at Applause Inc., a consumer products company, where he served as President and Chief Executive Officer from 1998 to 2001, as Chief Financial Officer and Chief Operating Officer from 1997 to 1998 and as Chief Financial Officer from 1995 to 1997.

Mr. Mather began his career in public accounting, working for four years with Coopers & Lybrand (now part of PricewaterhouseCoopers LLP) and for two years with Ernst & Young. Mr. Mather is a Certified Management Accountant (CMA) and is also a chartered accountant from the Institute of Chartered Accountants in Sri Lanka, where Mr. Mather received his undergraduate B.A. degree equivalent. Mr. Mather received an M.B.A. from Cornell University, New York.

Walter L. Turek, has served as the Executive Chairman of Ascentis Corporation, a provider of human resources software, online payroll services, and SaaS Human Capital Management solutions since 2011. From 2005 until its sale to Vista Equity Partners in 2012, Mr. Turek served on the Board of Directors, including as Chairman of the Nominations and Governance Committee and a member of the Audit and Compensation Committees, of Greenway Medical Technologies (formerly NYSE: GWAY), a provider of information solutions to improve the financial performance of healthcare providers. During his tenure with Greenway Medical, revenues grew from approximately $10 million to $140 million. From 2009 to its sale in 2011 to Juniper Networks, he served as Co-Founder and Director of Mykonos Software, a provider of security solutions for websites and web applications against hackers, fraud and theft. Since 1999, Mr. Turek has been a member of the Board of Directors of BlueTie.com, a leading provider of email hosting services and cloud based collaboration solutions.

Until June 2009, Mr. Turek served as an officer and Senior Vice President of Sales and Marketing for Paychex, Inc., a leading provider of payroll and human resource services (NASDAQ: PAYX), where he oversaw a sales force of over 2,000 people as well as the company’s Marketing and International efforts. During the course of his twenty-five year tenure with Paychex, company revenues grew from $10 million to $2 billion, and the company’s market capitalization expanded to $13 billion. In addition, Mr. Turek also served as Corporate Director of Stromberg, a wholly owned subsidiary and a provider of time and attendance solutions.

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Positions
Michael S. Egan	49	Chief Executive Officer (since January 2, 2015)
Robert W. O’Hare	35	Chief Financial Officer and Corporate Secretary (since March 1, 2015)
John R. Volturo	48	Chief Marketing Officer (since May 1, 2015)
Shailen Mistry	41	Chief Technology Officer (since January 1, 2016)

Michael S. Egan joined the Company in 2015 from Internet Brands, Inc., where he served in a number of capacities since 2008. He most recently served as Senior Vice President and Group General Manager of the Home, Careers, Money and Health Divisions. From 2003 to 2008, he served in several capacities at Yahoo! Inc. (NASDAQ: YHOO), including Senior Director—Business Lead, Sponsored Search & Mobile (2007 – 2008), Senior Director—Content Strategy & Operations
(2005 – 2007), and Director—Global Content Quality (2003 – 2004). Prior to his time at Yahoo! Inc., he was a consultant with Bain & Company, Inc. Mr. Egan received his B.A. from the University of California, Santa Cruz and his M.B.A. in Finance and Strategy from the UCLA Anderson School of Management.

Robert W. O’Hare joined the Company in 2015 from Square, Inc., where he served as Corporate Finance & Investor Relations Lead since 2013. Prior to Square, he was Director of Financial Planning & Analysis at Pandora Media, Inc. from 2010 to 2013. Prior to Pandora, he held financial roles at Spitfire Capital (2009 – 2010), Spectrum Equity Investors (2006 – 2009) and Thomas Weisel Partners (2004 – 2006). Mr. O’Hare received his B.S. from Georgetown University and is a CFA charter holder.

John R. Volturo joined the Company in May 2015 from Strategic Mgmt. 360, where he served as founder and CEO since 2013 advising top tier brands on positioning and integrated marketing. From 2010 to 2012, he served as Chief Marketing Officer at Beachmint. From 2003 through 2010, Mr. Volturo served as Senior Vice President, Brand and New Market Strategy at Guthey-Renker. He began his career with BMG Direct, a division of Bertelsmann Inc. Mr. Volturo received his B.A. from Temple University and his M.B.A. from Drexel University.

Shailen Mistry joined the Company in January 2016 from Dun & Bradstreet where he served as the Vice President of Engineering since 2010. Prior to Dun & Bradstreet, Mr. Mistry served as the Director of Online Development and Strategy for American Express from 2007 to 2010. He has also previously held technology roles at Crystal Coding Concepts, J.R. Cigars, and E-Intertainment. Mr. Mistry received his B.S. in Electrical Engineering from U.C.L.A. and his M.S. in Computer Science from U.C. Berkeley.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics

The Company’s Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”), which applies to all directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. The Code is posted in the corporate governance section of the investor relations page of the Company’s Web site located at www.spark.net and is available in print, without charge, upon written request to the Corporate Secretary at Spark Networks, Inc., 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025. The Company intends to post promptly any amendments to or waivers of the Code granted to directors or officers on its Web site.

Director Independence

The Board of Directors has determined that Lee K. Barba, Michael B. Brodsky, Ian V. Jacobs, John H. Lewis, Jonathan R. Mather, Michael J. McConnell and Walter L. Turek are each an “independent” director as defined by the listing standards of the NYSE MKT currently in effect and approved by the SEC and all applicable rules and regulations of the SEC. All members of the Audit, Compensation and Nominating Committees satisfy the NYSE MKT and SEC “independence” standards applicable to members of each such committee.

The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company, including relationships described below and in “Certain Relationships and Related Transactions.” The purpose of the Board of Directors’ review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NYSE MKT rules.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During 2015, the Board of Directors met ten times, the Audit Committee met five times, the Nominating Committee met three times, and the Compensation Committee met four times. Each director who was on the Board during this timeframe attended at least 75% of the aggregate number of meetings held during his term of service by (1) the Board of Directors and (2) those committees of the Board of Directors on which he served.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. In 2015, all directors attended the Annual Meeting of Stockholders.

Board Committees

Audit Committee. The Audit Committee consists of Lee K. Barba, Jonathan R. Mather and Walter L. Turek, each of whom is an independent director. Mr. Mather, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the Audit Committee is to represent and assist the Company’s Board of Directors in its general oversight of the Company’s accounting and financial reporting processes, audits of the consolidated financial statements and internal control management. The Audit Committee’s responsibilities include:

•

The appointment, replacement, compensation, and oversight of work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services.

•

Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our Company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has adopted a written charter for the Audit Committee. A current copy of the Audit Committee Charter is available in the corporate governance section of the investor relations page of the Company’s Web site located at www.spark.net.

Compensation Committee. The Compensation Committee consists of Ian V. Jacobs, John H. Lewis and Walter L. Turek. Each member is an independent director. Mr. Jacobs is the Chairman of the Compensation Committee. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s executive officers, including our Chief Executive Officer, and key employees. The Compensation Committee conducts an annual review (in connection with the conclusion of our business planning process) of the compensation packages for each of our named executive officers. Based on this review, the Compensation Committee approves, to the extent applicable, (a) base salary changes, (b) any cash payout amounts earned under the previous year’s annual cash incentive awards, (c) equity grants and (d) targets and potential payout amounts under any performance-based incentive compensation programs for the new year. The Compensation Committee will annually review the proposed performance metric(s) applicable to the named executive officers and approve the performance targets and target payout amounts for the named executive officers. The Company does not have a general equity grant policy. The Compensation Committee met four times during 2015. The Compensation Committee may take other individual compensation actions during the year as needed. In reviewing and making compensation decisions of other executive officers, the Committee may consult with the Company’s Chief Executive Officer and any others who can review the performance of the other executive officers, provide annual recommendations for individual management objectives, and provide input on strategic initiatives. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant and other advisors to assist in the evaluation of Chief Executive Officer or executive officer compensation.

The Board of Directors has adopted a written charter for the Compensation Committee. A current copy of the Compensation Committee Charter is available in the corporate governance section of the investor relations page of the Company’s Web site located at www.spark.net.

Nominating Committee. The Nominating Committee consists of Ian V. Jacobs, John H. Lewis and Walter L. Turek, each of whom is an independent director. Mr. Lewis is the Chairman of the Nominating Committee. The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting, fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices.

The Board of Directors has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is available in the corporate governance section of the investor relations page of the Company’s Web site located at www.spark.net.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board of Directors. Currently, the Company’s Chief Executive Officer serves on the Board but does not act as Chairman of the Board.

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board of Directors believes an effective risk management system will allow the Company to (1) make timely identifications of the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making.

The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process

The Nominating Committee considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. The Board of Directors will consist of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the NYSE MKT, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty, and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. Additionally, the Nominating Committee considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Nominating Committee considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and each committee has the necessary resources to perform its respective functions effectively. The Nominating Committee also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Stockholders. The Company’s Bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures in the Bylaws, which are described under “Stockholder Proposals—Proposals to be Submitted for Annual Meeting” and is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting. Any such notice shall also include the information regarding the stockholder making the nomination and the nominee required by the Company’s Bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

EXECUTIVE OFFICER & DIRECTOR COMPENSATION

Executive Officer Compensation Discussion & Analysis

Introduction

This Compensation Discussion & Analysis (“CD&A”) is designed to provide stockholders with an understanding of our compensation program and to discuss the compensation earned for 2015 by our named executive officers. Our Compensation Committee oversees our executive compensation program. The Compensation Committee reviews and establishes the compensation for our executive officers and is responsible for administering and awarding equity grants under our existing stock incentive plans.

The Compensation Committee believes its compensation programs align the interests of our executives with those of our stockholders by placing great emphasis on at-risk compensation tied to specific short-term business objectives and long-term stockholder returns. To receive such short-term incentives, defined measurable goals must be achieved. Additionally, the new long-term stock award program requires management to deliver significant equity value creation within a specified time frame to be of value to its participants. Going forward, the Compensation Committee is committed to continued improvement in response to executive compensation trends and regulatory developments.

Named Executive Officers

In 2015, our named executive officers were:

•	Michael S. Egan, Chief Executive Officer
•	Robert W. O’Hare, Chief Financial Officer
•	John R. Volturo, Chief Marketing Officer
•	Michael J. McConnell, Former Executive Chairman

Our Philosophy on Executive Compensation

Our primary objectives with respect to executive compensation are to attract and retain the best possible executive talent, to link annual compensation (cash and stock‑based) and long-term stock-based compensation to achievement of measurable corporate goals and individual performance, and to align executives’ incentives with stockholder value creation. To achieve these objectives, we are endeavoring to implement and maintain compensation plans that tie our executives’ overall compensation to our financial performance and return to stockholders. Overall, the total compensation opportunity is intended to create a competitive executive compensation program.

Our Process for Executive Compensation

The Compensation Committee oversees our executive compensation program. Each Committee member is an independent nonemployee director and qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee develops and recommends to the Board the overall compensation package for our Chief Executive Officer and, with the additional assistance of our Chief Executive Officer, for each of our other executive officers. Our Chief Executive Officer does not participate in determining his compensation. Although objective criteria may be used, the Compensation Committee retains final discretion in determining the compensation of our executive officers. In general, the Compensation Committee makes its final determination of both annual incentive awards and awards earned based on long-term performance in the first quarter following the end of each performance period.

In implementing and administering the Company’s compensation philosophy, the Committee:

•	Reviews market data to assess the competitiveness of the Company’s compensation policies;
•	Reviews the Company’s performance against the Company’s plans and budgets and considers the degree of attainment of performance goals and objectives; and
•	Reviews the individual performance of each executive officer.

As a general practice, the Committee makes significant decisions over multiple meetings, discussing conceptual matters, reviewing preliminary recommendations, reviewing final recommendations and reviewing advice of legal advisors before acting. The Committee also holds special meetings as necessary in order to perform its duties.

Consideration of Say-on-Pay Results

Stockholders perform an advisory vote regarding the compensation of the Company’s named executives every three years. At the Company’s annual meeting of stockholders held in May 2013, approximately 84% of the votes cast on the advisory vote to approve the compensation of our named executive officers were voted in favor of the proposal. Stockholders review the compensation of the Company’s named executive officers every three years. For information about the Say-on-Pay Proposal to be presented at the Annual Meeting, please see “Proposal 3” above.

Elements of Named Executive Officer Compensation

Our named executive officer compensation consists of base salary, annual performance based cash and equity incentives, long-term equity plan participation and customary broad-based employee benefits. In addition, on occasion, the Compensation Committee may award special bonuses to the named executive officers. Consistent with our pay for performance philosophy, we believe that we can better motivate the named executive officers to enhance stockholder return if a significant portion of their compensation is “at-risk”—that is, contingent upon the achievement of performance objectives and overall strong company performance. The mix of base salary, annual bonus opportunity based on achievement of objectives and long-term stock-based compensation incentive (in the form of appreciation in shares underlying stock options and restricted stock units) varies depending on the officer’s position level.

The following discussion describes the mix of compensation methods that we use.

Base Salary. Base salaries for our named executive officers are established based on the scope of their responsibilities. Base salaries are reviewed on an annual basis and any increases are similar in scope to our overall corporate salary increase, if any.

Annual Incentives. Our employment contracts with our named executive officers provide them with an opportunity to receive annual cash and stock incentive compensation consisting of the possibility of receipt of a cash bonus and a stock or option award, payable once per year. Any such annual incentive would be dependent upon attaining specific corporate and/or personal objectives for the prior fiscal year, as well as the Company achieving its stated financial budget. Our goal with bonuses to our named executive officers is to reward executives in a manner that is commensurate with the level of achievement of certain financial and operational goals that we believe, if attained, result in greater long-term stockholder value. We believe that stock ownership is an important factor in aligning corporate and individual goals. Restricted stock unit (“RSU”) awards require a minimum hold period to further align management and stockholders. The Board of Directors approves these financial and strategic goals on an annual basis.

Annual Cash Awards. Mr. Egan’s target short-term annual cash incentive for 2015 was $150,000, with a minimum guaranteed payment of $75,000 under his employment agreement. Mr. Egan requested to receive a portion of his 2015 incentive award in RSUs.  Accordingly, for his 2015 incentive award, Mr. Egan received a $70,000 cash payment plus 42,000 RSUs which vest at the end of fiscal 2016. Mr. Volturo’s target short-term annual cash incentive for 2015 was $100,000. The actual amount of the annual cash incentive Mr. Volturo received for 2015 was $100,000. Mr. O’Hare’s target short-term annual cash incentive for 2015 was $50,000. The actual amount of the annual cash incentive Mr. O’Hare received for 2015 was $50,000. For 2016, Mr. Egan’s target annual cash bonus is $150,000, Mr. Volturo’s target annual cash bonus is $100,000, and Mr. O’Hare’s target cash bonus is $55,000.

Annual Equity Awards. For 2015, Mr. Egan, Mr. Volturo and Mr. O’Hare were eligible to be granted RSUs with the number of RSUs based upon such named executive officer’s satisfaction of the goals determined by the Board of Directors of the Company that relate to the Company’s revenue levels and EBITDA levels.  For 2015, the tiers for the number of RSUs for which such named executive was eligible are as follows: (1) for Mr. Egan, 30,000 RSUs, 60,000 RSUs, and 100,000 RSUs; (2) for Mr. Volturo, 20,000 RSUs, 40,000 RSUs, and 66,667 RSUs; and (3) for Mr. O’Hare, 12,000 RSUs, 24,000 RSUs, and 40,000 RSUs. No RSUs were granted for 2015. For the 2016 fiscal year, the above named executive officers have received grants of RSUs in the same amounts described above with respect to the Company’s fiscal 2016 revenue levels and EBITDA levels.

Long-term Incentives: The Company’s newly instituted stock option program for certain executive officers is designed to reward executives when they have created substantial value for stockholders over a specified window of time. It does this, in part, by (a) vesting each grant of options immediately, (b) instituting strike prices for each tranche of options above current market prices, (c) incorporating “trigger” prices, which allow the options to become exercisable, at prices above the strike price, and (d) using reasonable expiration dates and terms to such options. The strike price per share of each tranche is above the Company’s current stock price as of the date of this hereof and is set at $5.25, $7.50, and $10.00, respectively. Notwithstanding, such strike prices, such options are not exercisable until certain “trigger” prices are achieved over a period of time. The “trigger” price per share for each tranche is set at $6.00, $10.00, and $13.50, respectively. As of the date hereof, Messrs. Egan and O’Hare were recipients of such option grants. All grants of stock options, restricted stock or restricted stock units to executive officers are approved by the Compensation Committee.

Other Benefits: Named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance and our 401(k) plan. We do not plan on maintaining any pension plan or retirement benefit other than our 401(k) plan.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with Company management. In reliance on its review and the discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Respectfully Submitted,

The Compensation Committee

Ian V. Jacobs (Chairman)

John H. Lewis

Walter L. Turek

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2015 and 2014 by our principal executive officer (our principal executive officer was our Chief Executive Officer from January 2, 2015 and our former Executive Chairman for January 1, 2015) and our two most highly compensated executive officers who were employed by us at the end of the fiscal year ended December 31, 2015, as well as Mr. Franchina, for whom disclosure would have been provided pursuant to paragraph (m)(2)(ii) of Item 402 of Regulation S-K but for the fact that they were not serving as an executive officer at the end of 2015 (the “named executive officers”).

Name & Principal Position	Year	Salary	Bonus	Stock Awards(2)	Option Awards(4)	Non-Equity Incentive Plan Compensation(6)	All Other Compensation(7)	Total
Michael S. Egan,	2015	$300,000	$45,000(1)	—	$108,000	$70,000	$29,611(8)	$552,611
Director
(Joined January 2015)
Robert O’Hare,	2015	$187,500	—	—	$108,000	$50,000	$37,649(9)	$383,149
Chief Financial Officer
(Joined February 2015)
John R. Volturo,	2015	$183,333	—	—	$99,000	$100,000	$770	$383,103
Chief Marketing Officer
(Joined May 2015)
Michael J. McConnell,	2015	—	—	$183,084(3)	—	—	$17,431(10)	$200,515
Former Executive Chairman*	2014	—	—	$654,050	$93,933(5)	—	$13,136(10)	$765,119
(Joined August 2014)
Gregory J. Franchina,	2015	$225,968	—	—	—	$136,000	$99,340(11)	$461,308
Former Chief Information Officer	2014	$260,350	—	—	—	$50,000	$30,547(11)	$340,897
(Departed October 2015)

____________________

*

Mr. McConnell served as Executive Chairman for one day of 2015, after which Mr. Egan was appointed Chief Executive Officer. Mr. McConnell was appointed to the position of Executive Chairman in August 2014.

(1)	Includes a one-time signing bonus of $45,000.
(2)

The amounts disclosed reflect the aggregate grant date fair value of the stock awards in accordance with FASB ASC Topic 718. The grant date fair value of each stock award is computed based on the closing price of our common stock on the date of the grant.

(3)	Includes stock awards earned as compensation for his services on the Company’s Board of Directors.
(4)

The amounts disclosed reflect the aggregate grant date fair value of the equity awards issued at the grant date in accordance with FASB ASC Topic 718. For assumptions used in calculation of equity awards, see Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(5)	Earned as compensation for his services on the Board of Directors.
(6)

Our Compensation Committee establishes an annual pool from which cash bonuses can be distributed to the executive officers of the Company. This amount is based on the Company’s revenue from certain key segments and adjusted earnings before interest, taxes, depreciation and amortization (also known as Adjusted EBITDA). Bonus amounts for each executive officer are based on achieving certain financial targets as well as individual management objectives. See the summary of the employment agreements below for each officer for a further description of the determination of their bonuses.

(7)

All Other Compensation, as applicable, includes health related reimbursements, $7,600, $7,300, and $7,300 in nonqualified deferred compensation plan employer contributions and $33,281, $10,200, and $10,200 in 401(k) plan employer contributions for 2015, 2014 and 2013, respectively. For 2015 and 2014, the amount also includes gym membership benefit, health care premium coverage, life insurance premium coverage, severance payments, and payments of accrued but unused vacation. Specific amounts over $1,500 are separately noted below. Mr. McConnell did not receive any of the above noted other compensation. See footnote 6 below.

(8)	Includes$10,400 in 401(k) plan employer contributions and $17,431 in health care premium coverage.
(9)	Includes moving expenses of $13,996 and $15,525 in health care premium coverage.
(10)	Includes $17,431 and $2,936 in health care premium coverage for 2015 and 2014, respectively. Also includes $10,200 in 401(k) plan employer contributions for 2014.
(11)

Includes $10,400 in 401(k) plan employer contributions for 2015. Also includes $15,903 and $7,686 in health care premium coverage and $11,688 and $4,077 for health related reimbursements for 2015 and 2014, respectively.

Grants of Plan-Based Awards for 2015

The following table provides information about grants of both non-equity incentive awards made through annual cash payments as well as equity awards made under the 2007 Omnibus Incentive Plan in the year ended December 31, 2015.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Egan	—	75,000	150,000	—	—	—	—	—	—	—	—
	1/2/15	—	—	—	30,000	60,000	100,000	—	—	—	—
	4/1/15	—	—	—	—	—	—	—	(i) 60,000 (ii) 120,000 (iii) 180,000	(i) 5.25 (ii) 7.50 (iii) 10.00	43,800 37,200 27,000

O’Hare	—	—	50,000	—	—	—	—	—	—	—	—
	3/1/15	—	—	—	12,000	24,000	40,000	—	—	—	—
	4/1/15	—	—	—	—	—	—	—	(i) 60,000 (ii) 120,000 (iii) 180,000	(i) 5.25 (ii) 7.50 (iii) 10.00	43,800 37,200 27,000

Volturo	—	—	100,000	—	—	—	—	—	—	—	—
	5/1/15	—	—	—	20,000	40,000	66,667	—	—	—	—
	5/1/15	—	—	—	—	—	—	—	(i) 60,000 (ii) 120,000 (iii) 180,000	(i) 5.25 (ii) 7.50 (iii) 10.00	41,400 36,000 21,600

McConnell	5/6/15	—	—	—	—	—	—	25,000(3)	—	—	95,000
	11/13/15	—	—	—	—	—	—	23,180(4)	—	—	88,084

Franchina	—	—	125,000	—	—	—	—	—	—	—	—
	5/8/15	—	—	—	—	—	—	—	(i) 60,000 (ii) 120,000 (iii) 180,000	(i) 5.25 (ii) 7.50 (iii) 10.00	23,400 16,800 9,000

(1)

Our Compensation Committee establishes an annual pool from which cash bonuses can be distributed to the executive officers of the Company. This amount is based on the Company’s revenue from certain key segments and adjusted earnings before interest, taxes, depreciation and amortization (also known as Adjusted EBITDA). Bonus amounts for each executive officer are based on achieving certain financial targets as well as individual management objectives. See the summary of the employment agreements below for each officer for a further description of the determination of their bonuses.

(2)

This column represents the number of shares of RSUs that were eligible to be granted to Messrs. Egan, O’Hare, and Volturo pursuant to their respective Employment Agreements. None of these grants vested because financial targets required for vesting were not met.

(3)	This represents the number of shares of additional restricted stock granted to Mr. McConnell for his service as Executive Chairman.
(4)	This represents the number of shares of RSUs granted to Mr. McConnell for his services on the Board of Directors.
(5)

This column represents the number of stock options granted to Messrs. Egan and O’Hare by the Board on April 1, 2015 in respect of their employment as executive officers, and to Mr. Volturo by the Board on May 1, 2015 in respect of his employment as executive officer. Mr. Franchina’s options were granted on May 8, 2015, and expired unexercised following the termination of his employment.

(6)	Stock option prices reflect the exercise price for each respective tranche of option awards.
(7)

The amounts disclosed reflect the aggregate grant date fair value of equity awards issued at the grant date in accordance with FASB ASC Topic 718. The grant date fair value of each stock award is computed based on the closing price of our common stock on the date of the grant. For assumptions used in calculation of equity awards, see Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the year ended December 31, 2015.

	OPTION AWARDS						STOCK AWARDS
Name of Executive	Option Grant Date	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (Unearned)	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested
Egan
	4/1/15	—	60,000	—	$ 5.25	12/31/19	1/2/15	30,000(1)	$115,500	—	—
	4/1/15	—	120,000	—	7.50	12/31/19	—	—	—	—	—
	4/1/15	—	180,000	—	10.00	12/31/19	—	—	—	—	—
Total			360,000					30,000
O’Hare
	4/1/15	—	60,000	—	$ 5.25	12/31/19	3/2/15	12,000(1)	$46,200	—	—
	4/1/15	—	120,000	—	7.50	12/31/19	—	—	—	—	—
	4/1/15	—	180,000	—	10.00	12/31/19	—	—	—	—	—
Total			360,000					12,000
Volturo
	5/1/15	—	60,000	—	$ 5.25	12/31/19	5/1/15	20,000(1)	$77,000	—	—
	5/1/15	—	120,000	—	7.50	12/31/19	—	—	—	—	—
	5/1/15	—	180,000	—	10.00	12/31/19	—	—	—	—	—
Total			360,000					20,000
McConnell
	7/7/14	12,500	37,500	—	$ 5.37	7/7/2021	8/15/14	35,000	$134,750	—	—
Total			50,000					35,000	$134,750
Franchina	12/17/12	14,166	—	—	$ 7.40	12/17/19	—	—	—	—	—
	12/17/12	9,444	—	—	8.00	12/17/19	—	—	—	—	—
Total		23,610

(1)	Represents the number of shares of RSUs that were granted to Messrs. Egan, O’Hare, and Volturo. None of these grants vested because the financial targets required for vesting were not met.
(2)	The market value of the stock awards (RSUs) represents the product of the closing price of the Company’s stock as of December 31, 2015, which was $3.85 per share.

Option Exercises and Stock Vested

The following table provides information about common stock options exercised and restricted common stock that vested during the year ended December 31, 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Egan	—	—	—	—
O’Hare	—	—	—	—
Volturo	—	—	—	—
McConnell	—	—	—	—
Franchina	203,472	$81,498	—	—

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Company has a defined contribution plan under Section 401(k) of the Internal Revenue Code covering all full-time employees providing for matching contributions by the Company, as defined in the plan. The Company also has a related nonqualified deferred compensation plan whereby the Company may make contributions to executives’ accounts to make up for the limitations imposed by the Internal Revenue Code on Company profit sharing and matching contributions under the 401(k) plan. Participants in each plan may direct the investment of their personal accounts to a choice of mutual funds consisting of various portfolios of stocks, bonds, or cash instruments.

Name	Executive Contributions in 2015 Fiscal Year	Registrant Contributed in 2015 Fiscal Year(2)	Aggregate Earnings in 2015 Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 2015 Fiscal Year End
Egan	$150,137(1)	$10,435	($6,921)	—	$153,651
O’Hare	$18,000	$7,535	$217	—	$25,752
Volturo	—	—	—	—	—
McConnell	$13,075	$625	$39	—	$41,222
Franchina	$24,000	$18,035	($2,874)	($297,040)	$69,691

___________________

(1)	Includes a rollover contribution in the amount of $150,000.
(2)

Amounts reported as contributions are reflected in All Other Compensation in the Summary Compensation Table above. Amounts reported as Aggregate Earnings are not reflected in the Summary Compensation Table.

Employment Contracts and Termination of Employment and Change of Control Arrangements

2016 Employment Agreements

On December 28, 2015, Spark Networks, Inc. (the “Company”) entered into employment agreements (each, an “Employment Agreement,” and collectively, the “Employment Agreements”) with Michael S. Egan, the Company’s Chief Executive Officer, John R. Volturo, the Company’s Chief Marketing Officer, and Robert W. O’Hare, the Company’s Chief Financial Officer (each, an “Executive,” and collectively, the “Executives”). Each of the Employment Agreements is effective as of January 1, 2016 and provides as follows:

Term. The term of each Employment Agreement commences on January 1, 2016 and shall run for a period of twelve months from January 1, 2016. Each Employment Agreement shall automatically renew on the first day of the following calendar year (the “Renewal Date”), and renew annually on the Renewal Date, but is terminable for any reason or no reason by either the Company or the Executive with sixty (60) days advance written notice before the Renewal Date.

Annual Base Salary. During the term, the Company shall pay the following annual base salaries: $315,000 for Mr. Egan; $290,000 for Mr. Volturo; and $250,000 for Mr. O’Hare. During the term, the base salary may be increased but not decreased.

Short-Term Annual Incentive. Each Executive shall be eligible to receive a short-term annual incentive (“STI”) based upon specific operational goals to be determined by (i) in the case of Mr. Egan, the Compensation Committee of the Board, and (ii) in the case of the other Executives, by the Chief Executive Officer and mutually agreed to by such Executive. Mr. Egan’s target STI for 2016 is $150,000; Mr. Volturo’s target STI for 2016 is $100,000; and Mr. O’Hare’s target STI for 2016 is $55,000.

Economic Performance Incentive. Based upon each Executive’s satisfaction of goals as determined by the Board of Directors of the Company, each Executive shall be granted restricted stock units (“RSUs”) in the Company under the Company’s 2007 Omnibus Incentive Plan (the “Plan”). Such goals shall be established annually and shall relate both to revenue levels and EBITDA levels. For 2016, the tiers for the number of RSUs for which an Executive may be eligible are as follows: (1) for Mr. Egan, 30,000 RSUs at the base level, 60,000 RSUs for the goal level, and 100,000 RSUs for the stretch level; (2) for Mr. Volturo, 20,000 RSUs at the base level, 40,000 RSUs for the goal level, and 66,667 RSUs for the stretch level; and (3) for Mr. O’Hare, 12,000 RSUs at the base level, 24,000 RSUs for the goal level, and 40,000 RSUs for the stretch level. Any such grant of RSUs shall vest on the one year anniversary following the close of the 2016 fiscal year. In the event of termination of employment by the Company without “Cause” (as defined in each Employment Agreement) or by Executive for any reason, any granted but unvested RSUs will continue to vest according to schedule. In the event of termination by the Company for Cause, any granted but unvested RSUs shall be forfeited. RSUs for the 2017 fiscal year, or any year thereafter, are not covered by the Employment Agreements and remain subject to future determination by the Board of Directors.

Termination of Employment. Either the Company or Executive may terminate Executive’s employment at any time, with or without Cause, during the term of the Employment Agreement. In the event the Executive’s employment terminates as described below under clauses (i) through (iii) or Executive is terminated by the Company for Cause, the Company shall pay to Executive upon Executive’s termination of employment: (i) the prorated base salary earned as of the date of Executive’s termination of employment, plus (ii) the accrued but unused vacation as of the date of Executive’s termination of employment, plus (iii) an STI payment in the discretion of the CEO (or, in the case of Mr. Egan, the Compensation Committee). Any unvested equity interests held by Executive shall be forfeited upon the employment termination date, except as otherwise provided herein.

(i)Severance upon Involuntary Termination without Cause and Termination by Executive with Good Reason. In addition to any payments set forth above, in the event that the Company causes to occur an involuntary termination without Cause or in the event that Executive resigns from employment with the Company for Good Reason (as defined in the Employment Agreement) during the term, Executive shall be entitled to a severance package that consists of the following: (i) a severance payment equal to 50% of Executive’s base salary, paid in equal installments on the Company’s normal payroll dates for a period of six (6) months beginning with the payroll date following the sixtieth (60th) day following such termination, (ii) reimbursement of any COBRA payments paid by Executive in the twelve (12) month period following Executive’s termination of employment, and (iii) a pro-rata granting of Executive’s RSUs based on the number of days worked during the period of employment and on the CEO’s (or, in the case of Mr. Egan, the Compensation Committee’s) good faith evaluation of Executive’s performance. Executive’s eligibility for any severance package will be conditional on Executive executing a Separation Agreement that includes a general mutual release by the Company and Executive in favor of the other.

(ii)Severance upon Change in Control.  In addition to any payments set forth above, other than as set forth in (i) above, in the event of a Change in Control (as defined in each Employment Agreement), and following the Change in Control, Executive resigns for any of the three following reasons: (i) Executive’s base salary is reduced by the Company; (ii) a reduction in Executive’s title, or a material reduction in Executive’s duties, authorities, and/or responsibilities; or (iii) a requirement by the Company, without Executive’s consent, that Executive relocate to a location greater than thirty-five (35) miles from Executive’s place of residence, then Executive shall be entitled to a severance package that consists of the following: (i) a severance payment equal to 100% of Executive’s base salary, paid in equal installments on the Company’s normal payroll dates for a period of one (1) year beginning with the payroll date following the sixtieth (60th) day following such termination, and (ii) reimbursement of any COBRA payments paid by Executive in the twelve (12) month period following Executive’s termination of employment.  Executive’s eligibility for any severance package will be conditional on Executive executing a Separation Agreement that includes a general mutual release by the Company and Executive in favor of the other.

(iii)Death or Disability.  In the event that Executive dies or terminates employment by reason of a Disability (as defined in the Employment Agreement) during the term, Executive shall be entitled to (i) payment of the unpaid prorated base salary earned as of the date of Executive’s death or Disability (the “Measurement Date”), and (ii) reimbursement of any COBRA payments paid by Executive or his estate or beneficiaries in the twelve (12) month period following the Measurement Date.

Change of Control.  In the event of a Change in Control (as defined in each Employment Agreement), 100% of any RSUs granted to Executive under the Employment Agreement that are not yet vested shall vest immediately upon such Change in Control.  If such Change in Control occurs prior to Executive being awarded any RSUs under the Employment Agreement, Executive shall be granted, and fully vested in, the “stretch” number of RSUs immediately prior to such Change in Control becoming effective.

Non-Solicit.  During each Executive’s employment with the Company, and for a period of twelve (12) months thereafter, such Executive has agreed not to (i) interfere with or damage the Company’s relationship with any of the customers of the Company with whom such Executive has had contact by contacting them for the purpose of inducing or encouraging any of them to divert or take away business from the Company and to an enterprise that is in direct competition with the Company’s business; or (ii) interfere with or damage the Company’s business by directly contacting any Company officers or key employees for the purpose of inducing or encouraging them to discontinue their employment with the Company.

Board Appointment.  Mr. Egan’s Employment Agreement provides that as of January 1, 2016, the Board of Directors of the Company shall appoint Mr. Egan to the Company’s Board of Directors.

Prior Compensation Arrangements

Michael S. Egan. Prior to the execution of Mr. Egan’s Employment Agreement effective as of January 1, 2016, Mr. Egan’s previous compensation arrangement with the Company for the 2015 fiscal year provided that he was entitled to an annual base salary of $300,000 and was eligible to receive an STI of $150,000 with a minimum guaranteed payment of $75,000. Mr. Egan was entitled to a one-time signing bonus of $45,000. He was eligible to receive grants of RSUs under the Plan based upon annually set tiered goals established by the Compensation Committee related to (1) revenue levels and (2) EBITDA levels in the following tiered amounts: 30,000 RSUs at the base level, 60,000 RSUs for the goal level, and 100,000 RSUs for the stretch level. The vesting date for the RSUs, subject to the achievement of revenue and EBITDA levels, was the one year anniversary following the close of the 2015 fiscal year.

In the event of termination of employment by the Company without Cause or by Mr. Egan for Good Reason (such terms are defined in Mr. Egan’s 2015 employment agreement), Mr. Egan was entitled to receive a severance package that consisted of the following: (i) a single cash lump-sum severance payment equal to $150,000, (ii) reimbursement of any COBRA payments paid by Mr. Egan in the twelve (12) month period following his termination of employment, and (iii) a pro-rata granting of Mr. Egan’s RSUs based on the number of days worked during the period of employment and on the Board’s good faith evaluation of Mr. Egan’s performance.

John R. Volturo. Prior to the execution of Mr. Volturo’s Employment Agreement effective as of January 1, 2016, Mr. Volturo’s previous compensation arrangement with the Company for the 2015 fiscal year provided that he was entitled to an annual base salary of $275,000 and was eligible to receive an STI of $100,000. In addition, Mr. Volturo was eligible to receive RSU grants under the Plan in the following tiered amounts: (i) 20,000 RSUs at the base level, 40,000 RSUs for the goal level, and 66,667 RSUs for the stretch level. The vesting date for the RSUs, subject to the achievement of revenue and EBITDA levels, was the one year anniversary following the close of the 2015 fiscal year.

Mr. Volturo was also granted three tranches of stock options. Tranche 1 to include 60,000 options, with an exercise price per share of $5.25 and a Trigger Price (as defined in Mr. Volturo’s 2015 employment agreement) of $6.00. Tranche 2 to include 120,000 options, with an exercise price per share of $7.50 and a Trigger Price of $10.00. Tranche 3 to include 180,000 options, with an exercise price per share of $10.00 and a Trigger Price of $13.50. The options would vest 100% on May 1, 2015, provided that, except with respect to a Change in Control (as defined in the Plan), the Company’s per share stock price must close at or above the applicable trigger price for twenty (not necessarily consecutive) business days since the grant date and prior to exercise for the options to be exercisable. In the event of a Change in Control, such options would be immediately exercisable at the applicable exercise price per share, provided that the price per share of Company stock reflected by such Change in Control exceeds the applicable Trigger Prices for such options.

In the event of termination of employment by the Company without Cause or by Mr. Volturo for Good Reason (such terms are defined in Mr. Volturo’s 2015 employment agreement), Mr. Volturo would be entitled to receive a severance package that consisted of the following: (i) a single cash lump-sum severance payment equal to $137,500, (ii) reimbursement of any COBRA payments paid by Mr. Volturo in the twelve (12) month period following his termination of employment, and (iii) a pro-rata granting of Mr. Volturo’s RSUs based on the number of days worked during the period of employment and on the Chief Executive Officer’s good faith evaluation of Mr. Volturo’s performance.

Robert O’ Hare. Prior to the execution of Mr. O’Hare’s Employment Agreement effective as of January 1, 2016, Mr. O’Hare’s previous compensation arrangement with the Company for the 2015 fiscal year provided that he was entitled to an annual base salary of $225,000 and was eligible to receive an STI of $50,000. In addition, Mr. O’Hare was eligible to receive RSU grants under the Plan in the following tiered amounts: (i) 12,000 RSUs at the base level, 24,000 RSUs for the goal level, and 40,000 RSUs for the stretch level. The vesting date for the RSUs, subject to the achievement of revenue and EBITDA levels, was the one year anniversary following the close of the 2015 fiscal year.

In the event of termination of employment by the Company without Cause or by Mr. O’Hare for Good Reason (such terms are defined in Mr. O’Hare’s 2015 employment agreement), Mr. O’Hare would be entitled to receive a severance package that consisted of the following: (i) a single cash lump-sum severance payment equal to $100,000, (ii) reimbursement of any COBRA payments paid by Mr. O’Hare in the twelve (12) month period following his termination of employment, and (iii) a pro-rata granting of Mr. O’Hare’s RSUs based on the number of days worked during the period of employment and on the Chief Executive Officer’s good faith evaluation of Mr. O’Hare’s performance.

Gregory J. Franchina. Mr. Franchina’s prior compensation arrangement with the Company for the 2015 fiscal year provided that he was entitled to an annual base salary of $260,350 and was eligible to receive an annual performance bonus with a target amount of $125,000. Mr. Franchina was eligible for all health and welfare benefits generally available to the Company’s full-time employees.

In the event of termination of employment by the Company without Cause or by Mr. Franchina for Good Reason (such terms are defined in Mr. Franchina’s employment agreement), Mr. Franchina would be entitled to receive severance pay that consisted of the following: (i) his current monthly salary plus (ii) if Mr. Franchina has completed more than four months of the then-current performance period, one-sixth of the annual performance bonus pro-rated for the completion of the period, with such severance payments to be paid in accordance with the Company’s normal payroll cycle for a period of six (6) months.

Mr. Franchina delivered notice of his resignation to the Company in October 2015 and signed a separation agreement in November 2015. Under the separation agreement, Mr. Franchina received: (i) $86,783 for services as an advisor for four months following the termination of his employment with the Company, and (ii) $136,000, calculated as the pro-rata amount of his expected bonus for fiscal 2015.

Payments upon Termination or Change in Control

The Company provides severance and change in control arrangements in the employment agreements it has executed with its named executive officers, as discussed in the section titled “Employment Contracts and Termination of Employment and Change of Control Arrangements” above. Following is a summary of the payments that the Company’s named executive officers who held office in 2015 would have received in the event of a termination or termination after a change in control on December 31, 2015, provided such termination was not effected by the Company for cause or by the officer without good reason, or in the event of a change of control on December 31, 2015:

Named Executive Officer	Salary Continuation or Severance	Bonus	Common Stock Options / RSUs(1)	Total
Egan
• Termination without Cause or with Good Reason(2)	$150,000	—	$385,000	$535,000
• Change of Control	—	—	$385,000(5)	$385,000
• Change in Control with Termination without Cause or with Good Reason	$150,000	—	$385,000(5)	$535,000
O’Hare
• Termination without Cause or with Good Reason(3)	$100,000	—	$141,166	$241,166
• Change of Control	—	—	$154,000(5)	$154,000
• Change in Control with Termination without Cause or with Good Reason	$100,000	—	$154,000(5)	$254,000
Volturo
• Termination without Cause or with Good Reason(4)	$137,500	—	$51,333	$188,833
• Change of Control	—	—	$77,000(5)	$77,000
• Change in Control with Termination without Cause or with Good Reason	$137,500	—	$77,000(5)	$214,500

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(1)	Represents the aggregate value of the acceleration of vesting of the named executive officers’ RSUs, based on the closing price of the Company’s common stock of $3.85 per share on December 31, 2015.
(2)

If Mr. Egan had been terminated without Cause or had resigned for Good Reason on December 31, 2015, he would have been entitled to a severance package that consisted of the following: (a) a single cash lump-sum severance payment equal to $150,000, (b) reimbursement of COBRA health and welfare plan expenses for twelve (12) months following termination, and (c) a pro-rata granting of RSUs based on the number of days worked during the period of employment and on the Board’s good faith evaluation of Mr. Egan’s performance.

(3)

If Mr. O’Hare had been terminated without Cause or had resigned for Good Reason on December 31, 2015, he would have been entitled to a severance package that consisted of the following: (a) a single cash lump-sum severance payment equal to $100,000, (b) reimbursement of COBRA health and welfare plan expenses for twelve (12) months following termination, and (c) a pro-rata granting of RSUs based on the number of days worked during the period of employment and on the Chief Executive Officer’s good faith evaluation of Mr. O’Hare’s performance.

(4)

If Mr. Volturo had been terminated without Cause or had resigned for Good Reason on December 31, 2015: he would have been entitled to a severance package that consisted of the following: (a) a single cash lump-sum severance payment equal to $137,500, (b) reimbursement of COBRA health and welfare plan expenses for 12 months following termination, and (c) a pro-rata granting of RSUs based on the number of days worked during the period of employment and on the Chief Executive Officer’s good faith evaluation of Mr. Volturo’s performance.

(5)

Messrs. Egan, O’Hare, and Volturo’s 2015 employment agreements contained a change of control provision whereby, in the event of a “Change of Control” as defined in the respective agreements effective for the 2015 fiscal year, 100% of any RSUs granted to the relevant executive officer that are not yet vested would vest immediately upon such Change in Control on December 31, 2015. Assuming the applicable level of RSUs in each individual’s employment agreement, Messrs. Egan, O’Hare, and Volturo would be entitled to 100,000, 40,000, and 20,000 RSUs, respectively.

Director Compensation

Effective July 7, 2014, we pay our non-employee directors the following compensation:

•	Base Annual Board Service Fee: Each director is paid $30,000 annually.
•	Base Annual Committee Service Fee: Each member of the Compensation or Nominating Committee is paid $2,500 annually per committee, and each member of the Audit Committee is paid $4,000 annually.
•	Committee Chairmanship Service Fee: The chair of the Audit Committee receives $8,000 per year and each chair of the Nominating or Compensation Committee receives $4,000 annually per chairmanship.

For the avoidance of doubt, we do not pay our non-employee directors any meeting attendance fees and the fees for chairmanship position of the Board or of a committee are not in addition to membership fees, but are in lieu of such fees. Officers of our Company who are members of the Board of Directors are not paid any directors’ fees. Directors are eligible to receive, from time to time, grants of options to purchase shares under our equity incentive plans.

Director Compensation Table

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2015 by our Board of Directors. As an executive officer of the Company, Mr. Egan did not receive compensation for his services on the Board of Directors during 2015.

Name	Fees Earned or Paid in Cash	Stock Awards(8)	Option Awards(9)	Total
Lee K. Barba	$37,000(1)	$88,084	—	$125,084
Michael B. Brodsky	$4,615(2)	$88,084	$60,333	$153,032
Ian V. Jacobs	$36,500(3)	$88,084	—	$124,584
John H. Lewis	$36,500(4)	$88,084	—	$124,584
Jonathan R. Mather	$38,000(5)	$88,084	—	$126,084
Michael J. McConnell	$60,000(6)	$88,084	—	$148,084
Walter L. Turek	$46,500(7)	$88,084	—	$134,584

_________________

(1)	Includes $30,000 in annual fees for serving on the Board of Directors and $7,000 in annual fees for serving on committees starting from January 1, 2015.
(2)	Includes $4,615 in annual fees for serving on the Board of Directors starting from November 5, 2015.
(3)	Includes $30,000 in annual fees for serving on the Board of Directors and $6,500 in annual fees for serving on committees starting from January 1, 2015.
(4)	Includes $30,000 in annual fees for serving on the Board of Directors and $6,500 in annual fees for serving on committees starting from January 1, 2015.
(5)	Includes $30,000 in annual fees for serving on the Board of Directors and $8,000 in annual fees for serving on committees starting from January 1, 2015.
(6)	Includes $60,000 in annual fees for serving on the Board of Directors starting from January 1, 2015.
(7)	Includes $30,000 in annual fees for serving on the Board of Directors and $16,500 in annual fees for serving on committees starting from January 1, 2015.
(8)

The amounts disclosed reflect the aggregate grant date fair value of the stock awards in accordance with FASB ASC topic 718. The grant date fair value of each stock award is computed based on the closing price of our common stock on the grant date.

(9)

The amounts disclosed reflect the aggregate grant date fair value of the equity awards issued at the grant date in accordance with FASB ASC Topic718. For assumptions used in calculation of equity awards, see Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Outstanding Director Option Awards at Fiscal Year End

The following options granted as director compensation were outstanding as of December 31, 2015: Lee K. Barba – 50,000; Ian V. Jacobs – 50,000; John H. Lewis – 50,000; Jonathan R. Mather – 50,000; Michael J. McConnell – 50,000; Walter L. Turek – 50,000; Michael B. Brodsky – 50,000.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. Subject to certain exceptions, the indemnification agreements provide that an indemnitee will be indemnified, to the fullest extent permitted under Delaware law, who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the indemnitee’s status with or service to the Company or to another entity at our request. The indemnification agreements provide that an indemnitee will also be indemnified for expenses incurred and judgments, fines and amounts paid in settlement by the indemnitee. The indemnification agreements also provide for advancement of expenses incurred by an indemnitee in connection with an indemnifiable claim, subject to reimbursement in certain circumstances.

The rights of each indemnitee are in addition to any other rights provided for under the Company’s Amended and Restated Certificate of Incorporation, as amended, and the Bylaws, as each may be amended from time to time, and under Delaware law.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2015 regarding compensation plans under which equity securities of the Company are authorized for issuance under the Company’s 2007 Omnibus Incentive Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise of price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,308,870	$6.78	3,249,099(1)
Equity compensation plans not approved by security holders	—	$—	—
Total	2,308,870	$6.78	3,249,099(1)

_________________

(1)

In July 2007, the Company adopted the 2007 Omnibus Incentive Plan (the “2007 Plan”). As of December 31, 2015, the 2007 Plan had 5,557,969 shares authorized for issuance. On January 1, 2016, the number of shares reserved and available for issuance increased by an additional 1,033,835 shares as a result of the “evergreen” provision. As of March 31, 2016, the 2007 Plan had 6,476,804 shares authorized for issuance of which 2,425,100 options were issued and outstanding. Pursuant to the “evergreen” provision, on the first day of each of the Company’s fiscal years beginning in calendar year 2009, the number of shares reserved and available for issuance will be increased by an amount equal to the lesser of (i) 2,000,000 shares, (ii) four percent (4%) of the number of outstanding shares of Company common stock on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are exercisable as of the Record Date or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of the Record Date, based on 25,874,854 issued and outstanding shares of common stock, by:

•	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;
•	Each director and director nominee;
•	Each named executive officer; and
•	All of the executive officers and directors as a group.

To our knowledge, except as indicated by footnote and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the number of shares of common stock set forth opposite such person’s name. Unless otherwise indicated, the address of our officers and directors is: c/o Spark Networks, Inc., 11150 Santa Monica Blvd., Suite 600, Los Angeles, California 90025.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% stockholders:
Osmium Partners, LLC(1)	3,466,314	13.3%
402 Capital, LLC(2)	2,697,878	10.3%
Spruce House Investment Management LLC(3)	2,175,000	8.4%
North Run Capital, LP(4)	1,855,856	7.2%
Lloyd I. Miller, III(5)	3,107,033	12.0%
Executive Officers and Directors:
Michael J. McConnell(6)	484,090	1.9%
Lee K. Barba(7)	44,090	*
Michael B. Brodsky(8)	496,590	1.9%
Ian V. Jacobs(2)	2,697,878	10.3%
John H. Lewis(1)	3,466,314	13.3%
Jonathan R. Mather(9)	24,090	*
Walter L. Turek(10)	135,840	*
Michael S. Egan(11)	412,000	1.6%
Robert W. O’Hare(12)	379,000	1.4%
John R. Volturo(13)	360,000	1.4%
Gregory J. Franchina	—	*
All directors and executive officers as a group (12 persons)(14)	8,859,892	32.2%

_________________

*	Indicates less than 1%.
(1)

Based on a Form 4/A filed with the SEC on November 13, 2015 and a Form 4 filed with the SEC on November 10, 2015. Represents 51,267 shares of common stock, 11,590 shares of common stock underlying RSUs and 12,500 shares of common stock underlying options held by John H. Lewis directly, and 3,390,957 shares held by Osmium Partners, LLC, which serves as general partner of (a) Osmium Capital, LP, which holds 1,573,115 shares, (b) Osmium Capital II, LP, which holds 1,197,699 shares, (c) Osmium Spartan, LP, which holds 337,743 shares, and (d) Osmium Diamond, LP, which holds 282,400 shares. Mr. Lewis is the controlling member of Osmium Partners, LLC. Mr. Lewis and Osmium Partners, LLC may be deemed to share voting and dispositive power with respect to the shares, except for the shares held directly by Mr. Lewis. Each person disclaims beneficial ownership with respect to any shares other than the shares owned directly and of record by such person. The principal business office of Osmium Partners, LLC is 300 Drakes Landing Road, Suite 172, Greenbrae, CA 94904.

(2)

Based on a Schedule 13D/A filed with the SEC on January 20, 2016. Represents 25,000 shares of common stock, 11,590 shares of common stock underlying RSUs and 12,500 shares of common stock underlying options held by Ian V. Jacobs directly, and 2,648,788 shares held by 402 Capital, LLC, of which Mr. Jacobs is the managing member. 402 Capital, LLC acts as the investment manager of 402 Fund, L.P., which holds 1,215,950, shares, and SCA Partners, LP, which holds 1,432,838 shares. Mr. Jacobs, 402 Capital, LLC and 402 Fund, L.P. may be deemed to share voting and dispositive power with respect to the shares, except for the shares held directly by Mr. Jacobs. The principal business office of Mr. Jacobs and 402 Capital, LLC is 5015 Underwood Avenue, Omaha, Nebraska 68132.

(3)

Based on a Schedule 13G filed with the SEC on February 13, 2015. Spruce House Investment Management LLC shares beneficial ownership with respect to 2,175,000 of the reported securities with Spruce House Capital LLC, The Spruce House Partnership LP and Zachary Sternberg. The principal business office of Spruce House Investment Management LLC is 6 East 43rd Street, 23rd Floor, New York, New York 10017.

(4)

Based on a Schedule 13G/A filed with the SEC on February 14, 2014. Represents shares held by North Run Master Fund, LP, for which North Run Capital, LP acts as investment manager. North Run Advisors, LLC is the general partner of North Run Capital, LP and North Run GP, LP (“North Run GP”). North Run GP is the general partner of North Run Capital Partners, LP, North Run Qualified Partners, LP and North Run Master Fund, LP. Todd B. Hammer and Thomas B. Ellis are the sole members of North Run Advisors, LLC. North Run Capital, LP, North Run GP, LP, North Run Advisors, LLC, Mr. Hammer and Mr. Ellis have shared voting and dispositive power with respect to the shares and, as the sole members of North Run Advisors, LLC, Messrs. Hammer and Ellis may direct the vote and disposition of such shares. The principal business office of North Run Capital, LP is One International Place, Suite 2401, Boston Massachusetts 02110.

(5)

Based on a Schedule 13D/A filed with the SEC on December 29, 2015 and a Form 4 filed with the SEC on February 29, 2016. Mr. Miller has sole voting and dispositive power with respect to 2,967,333 of the reported securities as (i) manager of a limited liability company that is the adviser to a certain trust, (ii) manager of a limited liability company that is the general partner of a certain limited partnership, and (iii) an individual. Mr. Miller has shared voting and dispositive power with respect to 162,700 of the reported securities with respect to shares owned by the reporting person’s wife and shares owned by certain trusts of which the reporting person is co-trustee. The principal business office of Mr. Miller is 3300 South Dixie Highway, Suite 1-365, West Palm Beach, Florida 33405.

(6)	Includes 150,000 shares of restricted stock, 11,590 shares of common stock underlying RSUs and 12,500 shares of common stock underlying options.
(7)	Includes 11,590 shares of common stock underlying RSUs and 12,500 shares of common stock underlying options.

(8)	Includes 485,000 shares of common stock owned indirectly by Mr. Brodsky through Vajra Fund I LP, of which Mr. Brodsky is the general partner, and 11,590 shares of common stock underlying RSUs.
(9)	Includes 11,590 shares of common stock underlying RSUs and 12,500 shares of common stock underlying options.
(10)	Includes 111,750 shares of common stock, 11,590 shares of common stock underlying RSUs and 12,500 shares of common stock underlying options.
(11)	Includes 10,000 shares of common stock owned indirectly by Mr. Egan through The Egan Family Trust, 42,000 shares of common stock underlying RSUs and 360,000 shares of common stock underlying options.
(12)	Includes 360,000 shares of common stock underlying options.
(13)	Includes 360,000 shares of common stock underlying options.
(14)	Shares beneficially owned by all executive officers and directors as a group includes options to purchase 1,638,130 shares.

AUDIT INFORMATION

Fees to Independent Registered Public Accounting Firm for Fiscal Year 2015 and 2014

The following table sets forth the aggregate fees billed by Grant Thornton LLP and Ernst & Young LLP for the fiscal years ended December 31, 2015 and 2014 for audit and non-audit services. Ernst & Young LLP served as the Company’s independent registered public accounting firm and provided tax services for part of fiscal 2014 until the Company engaged Grant Thornton LLP as the Company’s independent registered public accounting firm. Fees for services by both Grant Thornton LLP and Ernst & Young LLP were billed as follows:

	Fees for the Year Ended December 31,
	2015	2014
Service
Audit fees(1)	$514,314	$628,261
Tax fees(2)	116,933	186,229
Other(3)	130,626	22,266
Total audit and non-audit fees	$761,873	$836,756

_________________

(1)

Fees for audit services include costs associated with the annual audit, the reviews of the Company’s quarterly reports on Form 10-Q, the review of SEC registration statements and associated consents, and statutory audits required internationally. For 2014, $190,688 and $437,573 of fees for services provided were paid to Ernst & Young LLP and Grant Thornton LLP, respectively.

(2)	Tax fees include tax compliance, general tax advice and tax planning.
(3)	For 2015, fees represent Internal Revenue Code Section 382 analysis and audit services performed in connection with an acquisition.

Pre-Approval Policy

In accordance with our Audit Committee Charter, the Audit Committee pre-approves all auditing services and permitted non-audit services, if any, including tax services, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval includes pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent, as determined by the Board of Directors, under applicable NYSE MKT rules and SEC standards. The Audit Committee also includes at least one independent director who is determined by the Board of Directors to have the qualifications of an “audit committee financial expert” in accordance with the SEC and NYSE MKT rules. Jonathan R. Mather currently serves as the Audit Committee’s audit committee financial expert. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for monitoring, overseeing and evaluating: the accounting and financial processes of the Company, the preparation, quality and integrity of the Company’s consolidated financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, and the performance of the Company’s internal finance and accounting personnel, internal controls and the Company’s independent registered public accounting firm. The Audit Committee held five meetings during fiscal 2015.

Management is responsible for the preparation, integrity, objectivity and public reporting of the Company’s consolidated financial statements. It bears responsibility for maintaining accounting and financial reporting principles and internal controls and procedures designed to reasonably assure compliance with accounting standards and applicable laws and regulations. Grant Thornton LLP our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the fairness and conformity of those financial statements to accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with the Company’s management, internal finance staff and Grant Thornton LLP, its current independent registered public accounting firm, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2015 and with Ernst & Young LLP, its prior independent registered public accounting firm, which reviewed but did not audit the Company’s quarterly reports for the first two fiscal quarters of 2014, with and without management present, and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee also has discussed with its independent registered public accounting firm the results of the independent auditors’ examinations and the judgments of independent registered public accounting firm concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards. In addition, the Audit Committee has received from such independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with such independent registered public accounting firm’s its independence from the Company and management, including a consideration of the compatibility of non-audit services with its independence, the scope of the audit and the fees paid to such independent registered public accounting firm during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully Submitted,

The Audit Committee

Jonathan R. Mather (Chairman)

Lee K. Barba

Walter L. Turek

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s securities are currently registered under Section 12 of the Exchange Act. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of the Company’s equity securities under Sections 13 or 16 of the Exchange Act. The Company’s officers, directors and beneficial owners of 10% or more of its equity securities became subject to such requirement and to date, to the Company’s knowledge based solely upon a review of Forms 3, 4 and 5 and any amendments thereto furnished to us during the most recent fiscal year, none of such persons has failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy for Approval of Related Party Transactions

According to the written Company policy, the Company or any director or executive officer who becomes aware of a potential related party transaction, will notify the Audit Committee prior to entering into a potential related party transaction that involves payments that are anticipated to exceed $50,000 in any calendar year. If the Company, the directors, or the executive officers were unaware that a transaction was a potential related party transaction at the time of entering into the transaction, the director or executive officer who discovers the potential related nature of the transaction will notify the Company and the Audit Committee as soon as reasonably possible thereafter. After notification, the disinterested members of the Audit Committee will, to the extent they deem necessary or appropriate, have the opportunity to review and approve the transaction.

STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2017 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, a written copy of the proposal must be received no later than the close of business on January 6, 2017 (the date that is 120 calendar days before the anniversary of the date of the proxy statement relating to this year’s Annual Meeting). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

Our Bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act. Our Bylaws provide that business, which must constitute a proper matter under Delaware law for stockholder action, may be conducted at an annual meeting if it is properly brought before the meeting by a stockholder who has given timely written notice and is a stockholder of record on the date of giving the notice and on the record date for the determination of stockholders entitled to notice of and to vote at the meeting. The notice must contain the information specified in our Bylaws.

To be timely, the notice must be delivered to the secretary of the Company

•	no later than the close of business on March 17, 2017 (the 90th day prior to the first anniversary of the prior year’s annual meeting), and
•	no earlier than February 15, 2017 (the 120th day prior to the first anniversary of the prior year’s annual meeting).

In the event that the date of the annual meeting differs by more than 30 days from the first anniversary of the preceding year’s annual meeting, then the notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting, and not later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event will the adjournment or postponement of an annual meeting (or the public announcement) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

Any stockholder proposal that is not submitted within the applicable time frame will not be eligible for presentation or consideration at the next annual meeting. In addition, if a stockholder (or a qualified representative as described in our Bylaws) does not appear to present his, her or its proposal at such meeting, then such business will not be considered.

Mailing Instructions

In either case, proposals should be delivered to Spark Networks, Inc., 11150 Santa Monica Blvd, Suite 600, Los Angeles, California 90025, Attention: Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Spark Networks, Inc., 11150 Santa Monica Blvd, Suite 600, Los Angeles, California 90025, by telephone at (310) 858-0550 or by email to rohare@spark.net specifying whether the communication is directed to the entire Board or to a particular director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that such communications relate to matters that are within the scope of responsibilities of the Board or a committee.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert W. O’Hare

Corporate Secretary

Dated: April 29, 2016

Los Angeles, California

APPENDIX A

2016 Employee Stock Purchase Plan

SPARK NETWORKS, INC.
2016 EMPLOYEE STOCK PURCHASE PLAN

1.Purpose.  The purpose of the Plan is to provide Employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.  It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the applicable regulations thereunder.  The provisions of the Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.Definitions.  As used herein, the following definitions apply:

1.“Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

2.“Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

3.“Board” means the Board of Directors of the Company.

4.“Code” means the Internal Revenue Code of 1986, as amended.

5.“Common Stock” means the common stock of the Company.

6.“Company” means Spark Networks, Inc., a Delaware corporation.

7.“Compensation” means, unless otherwise determined by the Administrator, an Employee’s United States payroll base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee: (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; or (ii) to a plan qualified under Section 125 of the Code.  Unless otherwise determined by the Administrator, “Compensation” does not include overtime, bonuses, commissions, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

8.“Corporate Transaction” means any of the following transactions, provided, however, that the Administrator will determine under parts (iv) and (v) whether multiple transactions are related, and its determination is final, binding and conclusive:

1.a merger or consolidation of the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

2.the sale, transfer or other disposition of all or substantially all of the assets of the Company;

3.the complete liquidation or dissolution of the Company;

4.any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines is not a Corporate Transaction; or

5.acquisition in a single transaction or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines is not a Corporate Transaction.

9.“Designated Parents or Subsidiaries” means the Parents or Subsidiaries, which have been designated by the Administrator from time to time as eligible to participate in the Plan.

10.“Effective Date” means the date of the Plan’s adoption by the Board.

11.“Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code.  For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer.  Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the day that is three (3) months and one (1) day following the start of such leave, for purposes of determining eligibility to participate in the Plan.

12.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

13.“Exercise Date” means the last day of each Purchase Period.

14.“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

1.If the Common Stock is listed on one or more established stock exchanges, including without limitation, the NYSE MKT, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in such source as the Administrator deems reliable;

2.If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in such source as the Administrator deems reliable; or

3.In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, its Fair Market Value thereof will be determined by the Administrator in good faith.

15.“New Exercise Date” has the meaning set forth in Section 18(b).

16.“Offer Period” means an Offer Period established pursuant to Section 4 hereof.

17.“Offering” means an offer under this Plan of an Option that may be exercised during an Offer Period.  For purposes of the Plan, all Employees eligible to participate pursuant to Section 3 will be deemed to participate in the same Offering unless the Administrator otherwise determines that Employees of the Company or one or more Designated Parents or Subsidiaries will be deemed to participate in separate Offerings, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering.  To the extent permitted by Section 1.423-2(a)(1) of the Treasury regulations issued under Section 423 of the Code, the terms of each Offering need not be identical provided that the terms of the Plan and the Offering together satisfy Sections 1.423-2(a)(2) and (a)(3) of such Treasury regulations.

18.“Offering Date” means the first day of each Offer Period.

19.“Option” means, with respect to each Offer Period, a right to purchase shares of Common Stock on the Exercise Date for such Offer Period in accordance with the terms and conditions of the Plan.

20.“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

21.“Participant” means an Employee of the Company or Designated Parent or Subsidiary who has enrolled in the Plan as set forth in Section 5(a).

22.“Plan” means this Spark Networks, Inc. Employee Stock Purchase Plan.

23.“Purchase Period” means, unless otherwise determined by the Administrator, a period of approximately six (6) months.

24.“Purchase Price” means, unless determined otherwise by the Administrator, an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

25.“Reserves” means, as of any date, the sum of: (1) the number of shares of Common Stock covered by each then outstanding Option under the Plan which has not yet been exercised; and (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding Option.

26.“Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.Eligibility.

1.General.  Subject to the further limitations in Sections 3(b) and 3(c), any individual who is an Employee on a given Offering Date will be eligible to participate in the Plan for the Offer Period commencing with such Offering Date.

2.Limitations on Grant and Accrual.  Notwithstanding any provisions of the Plan to the contrary, no Employee will be granted an Option under the Plan: (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary; or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.  The determination of the accrual of the right to purchase stock will be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

3.Other Limits on Eligibility.  Notwithstanding Subsection (a), above, unless otherwise determined prior to the applicable Offer Date, the following Employees will not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for 5 months or less in any calendar year; (iii) Employees who have not been employed for such continuous period preceding the Offering Date as the Administrator may require, but in no event will the required period of continuous employment be equal to or greater than 2 years; and (iv) Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if his or her participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

4.Offer Periods.

(a)The Plan will be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan have been purchased or (ii) the Plan has been sooner terminated in accordance with Section 19 hereof.  The maximum duration of an Offer Period is twenty-seven (27) months. Unless otherwise determined by the Administrator, the Plan will be implemented through successive Offer Periods of six (6) months’ duration.

(b)A Participant will be granted a separate Option for each Offer Period in which he or she participates.  The Option will be granted on the Offering Date and will be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

(c)If on the first day of any Purchase Period in an Offer Period in which an Employee is a Participant, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Offering Date of the Offer Period (after taking into account any adjustment during the Offer Period pursuant to Section 18(a)), the Offer Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Offer Period which has its first Purchase Period commencing on that date, provided the Employee is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

(d)Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period will neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5.Participation.

1.An eligible Employee may become a Participant in the Plan by submitting an authorization of payroll deduction (using such form or method (including electronic forms) as the Administrator may designate from time to time) as of a date in advance of the Offering Date for the Offer Period in which such participation will commence, as required by the Administrator for all eligible Employees with respect to a given Offer Period.

2.Payroll deductions for a Participant will apply to Compensation paid via payroll during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6.Payroll Deductions.

1.At the time a Participant enrolls in the Plan, the Participant will elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which the Participant receives during the Offer Period.

2.All payroll deductions made for a Participant will be credited to the Participant’s account under the Plan and will be withheld in whole percentages only.  A Participant may not make any additional payments into such account.

3.A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by submitting notice of a change of status (using such form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate.  Any increase or decrease in the rate of a Participant’s payroll deductions will be effective as soon as administratively practicable following the date of the request.  A Participant’s payroll deduction authorization (as modified by any change of status notice) will remain in effect for successive Offer Periods unless terminated as provided in Section 10.  The Administrator will be authorized to limit the number of payroll deduction rate changes during any Offer Period.

4.Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Sections 3.2 and 7 herein, a Participant’s payroll deductions may be decreased to zero percent (0%).  Payroll deductions will recommence at the rate provided in such Participant’s payroll deduction authorization, as amended, when permitted under Section 423(b)(8) of the Code and Section 3.2, unless such participation is sooner terminated by the Participant as provided in Section 10.

7.Grant of Option.  On the Offering Date, each Participant will be granted an Option to purchase (at the applicable Purchase Price) shares of Common Stock; provided: (i) that such Option is subject to the limitations set forth in Sections 3.2, 6 and 12; (ii) until otherwise determined by the Administrator, the maximum number of shares of Common Stock a Participant will be permitted to purchase in any Offer Period is 12,500 shares, subject to adjustment as provided in Section 18; and (iii) that such Option is subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Administrator determines from time to time.  Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the Option, to the extent not exercised, will expire on the last day of the Offer Period with respect to which such Option was granted.  Notwithstanding the foregoing, shares subject to the Option may only be purchased with accumulated payroll deductions credited to a Participant’s account in accordance with Section 6.  In addition, to the extent an Option is not exercised on each Exercise Date, the Option will lapse and thereafter cease to be exercisable.

8.Exercise of Option.  Unless a Participant withdraws from the Plan as provided in Section 10, the Participant’s Option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the number of shares subject to the Option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price.  No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share will be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan.  In addition, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code, or Sections 3 or 7, will be returned to the Participant and will not be carried over to the next Offer Period or Purchase Period.  A Participant’s Option to purchase shares hereunder is exercisable only by the Participant.

9.Delivery.  As soon as practicable after each Exercise Date, the Company shall arrange the delivery to each Participant of the shares acquired by the Participant on such Exercise Date; provided that the Company may deliver such shares to a broker designated by the Company that will hold such shares for the benefit of the Participant.  Shares to be delivered to a Participant under the Plan shall be registered, or held in an account, in the name of the Participant, or, if requested by the Participant, such other name or names as the Company may permit under rules established for the operation and administration of the Plan.

10.Withdrawal; Termination of Employment.

1.A Participant may, by giving notice to the Company (using such form or method (including electronic forms) as the Administrator may designate from time to time), either: (i) withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s Option under the Plan; or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant’s Option under the Plan at any time.  If the Participant elects withdrawal alternative (i) described above, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal, such Participant’s Option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period.  If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant’s payroll deductions credited to the Participant’s account will be applied to the exercise of the Participant’s Option on the next Exercise Date (subject to Sections 3.2, 6, 7 and 12), and after such Exercise Date, such Participant’s Option for the Offer Period will be automatically terminated and all remaining accumulated payroll deduction amounts will be returned to the Participant.  If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant enrolls in such succeeding Offer Period.  The Administrator may, in its discretion and on a uniform and nondiscriminatory basis, specify further procedures for withdrawal.

2.Upon termination of a Participant’s employment relationship (as described in Section 2.11) prior to the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the Option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant’s Option will be automatically terminated without exercise of any portion of such Option.

11.Interest.  No interest will accrue on the payroll deductions credited to a Participant’s account under the Plan.

12.Stock.

1.Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which will be made available for sale under the Plan is 400,000 shares, plus an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the Plan becomes effective equal to the least of: (i) 400,000 shares; (ii) 2 percent of the outstanding shares of Common Stock on the last day of the immediately preceding calendar year; or (iii) a lesser number of shares determined by the Administrator. If the Administrator determines that on a given Exercise Date the number of shares with respect to which Options are to be exercised may exceed: (x) the number of shares then available for sale under the Plan; or (y) the number of shares available for sale under the Plan on the Offering Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Offering Dates or Exercise Date, as applicable, and will either continue the Offer Period then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below. Such allocation method will be “bottom up,” with the result that all Option exercises for one (1) share will be satisfied first, followed by all exercises for two (2) shares, and so on, until all available shares have been exhausted.  Any amount remaining in a Participant’s payroll account following such allocation will be returned to the Participant and will not be carried over to any future Purchase Period or Offer Period, as determined by the Administrator.

2.A Participant will have no interest or voting right in shares covered by the Participant’s Option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan.  No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

3.Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or as otherwise provided in Section 9.

13.Administration.  The Plan will be administered by the Administrator, which will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to determine, with respect to each Offer Period, whether the Purchase Price will be determined as of (i) the Exercise Date or (ii) as of the Offering Date or the Exercise Date (whichever is lower), to adjudicate all disputed claims filed under the Plan, and to designate separate Offerings for the eligible Employees of the Company and one or more Designated Parents or Subsidiaries, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering.  Every finding, decision and determination made by the Administrator will, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14.Designation of Beneficiary.

1.Each Participant will file a designation (using such form or method (including electronic forms) as the Administrator may designate from time to time) of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

2.Such designation of beneficiary may be changed by the Participant (and the Participant’s spouse, if any) at any time by written notice.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator will deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

15.Transferability.  No payroll deductions credited to a Participant’s account, Options granted hereunder, or any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16.Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants.  All payroll deductions received or held by the Company may be subject to the claims of the Company’s general creditors. Participants will have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  The Company will retain at all times beneficial ownership of any investments which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants will have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

17.Reports.  Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.Adjustments Upon Changes in Capitalization; Corporate Transactions.

1.Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment, for: (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock; (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”  Such adjustment, if any, will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the Reserves and the Purchase Price.

2.Corporate Transactions.  In the event of a proposed Corporate Transaction, each Option under the Plan will be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”).  If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator will notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that either:

1.the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

2.the Company will pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (x) the Fair Market Value of the shares subject to the Option over (y) the Purchase Price due had the Participant’s Option been exercised automatically under Subsection (b)(i) above.  In addition, all remaining accumulated payroll deduction amounts will be returned to the Participant.

3.For purposes of Section 18.2, an Option granted under the Plan will be deemed to be assumed if, in connection with the Corporate Transaction, the Option is replaced with a comparable Option with respect to shares of capital stock of the successor corporation or Parent thereof.  The determination of Option comparability will be made by the Administrator prior to the Corporate Transaction and its determination will be final, binding and conclusive on all persons.

19.Amendment or Termination.

1.The Administrator may at any time and for any reason terminate or amend the Plan.  Except as provided in Section 18, no such termination can adversely affect Options previously granted, provided that the Plan or any one or more Offer Periods then in effect may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or Purchase Period then in progress if the Administrator determines that the termination of the Plan or one or more Offer Periods is in the best interests of the Company and its stockholders.  Except as provided in Section 18 and this Section 19, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants.  To the extent necessary to comply with Section 423 of the Code and any regulations thereunder (or any successor rule or provision or any other Applicable Law), the Company will obtain stockholder approval of any amendment in such a manner and to such a degree as required.

2.Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods will be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish or change Plan or per Participant limits on share purchases, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan, in each case to the extent consistent with the requirements of Code Section 423 and other Applicable Laws.

20.Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

21.Conditions Upon Issuance of Shares.  Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.  As a condition to the exercise of an Option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws or is otherwise advisable.  In addition, no Options will be exercised or shares issued hereunder before the Plan has been approved by stockholders of the Company as provided in Section 23.

22.Term of Plan.  The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It will continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23.Stockholder Approval.  Continuance of the Plan will be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval will be obtained in the degree and manner required under Applicable Laws.  No shares of Common Stock offered for sale under the Plan may be sold until such stockholder approval is obtained, and notwithstanding any other Plan provision any Offer Period then open shall automatically terminate on the Exercise Date and all accumulated payroll deduction amounts will be returned to the Participants if such stockholder approval has not been obtained.

24.No Employment Rights.  The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it will not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

25.No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

26.Effect of Plan.  The provisions of the Plan will, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27.Governing Law.  The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States.  Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable.

28.Dispute Resolution.  The provisions of this Section 28 will be the exclusive means of resolving disputes arising out of or relating to the Plan.  The Company and the Participant, or their respective successors (the “parties”), will attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy.  Negotiations will be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party.  Within thirty (30) days of the written notification, the parties will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute.  If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan must be brought in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties will submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 28 is for any reason held invalid or unenforceable, it is the specific intent of the parties that such provisions be modified to the minimum extent necessary to make it or its application valid and enforceable.

APPENDIX B

2007 OMNIBUS INCENTIVE PLAN

SPARK NETWORKS, INC.

2007 OMNIBUS INCENTIVE PLAN

Effective July 9, 2007

SPARK NETWORKS, INC.

2007 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01Purpose.  The purpose of the Spark Networks, Inc. 2007 Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of the Company and its Subsidiaries to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02Adoption and Term.  The Plan has been approved by the Board to be effective as of July 9, 2007, subject to the approval of the stockholders of the Company.  The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.

2.02Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.03Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.04Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.05Board means the Board of Directors of the Company.

2.06Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a)The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, a Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b)Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

(c)The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(d)The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or

(e)a complete liquidation or dissolution of the Company.

2.07Code means the Internal Revenue Code of 1986, as amended.  References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.08Committee means the Compensation Committee of the Board.

2.09Company means Spark Networks, Inc. and its successors.

2.10Common Stock means the common stock of the Company, par value $.001 per share.

2.11Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.12Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.13Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.14Exchange Act means the Securities Exchange Act of 1934, as amended.

2.15Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.16Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the American Stock Exchange (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.

2.17Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.18Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.19Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.20Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.21Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.22Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.23Performance Awards means Awards granted in accordance with Article VIII.

2.24Performance Goals means revenue, earnings before interest, depreciation, amortization and share-based compensation (“ebitdas”), earnings before interest, depreciation, amortization and share-based compensation and impairment charges (“adjusted ebitda”), contribution margin, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total shareholder return, operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders’ equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities.

2.25Plan has the meaning given to such term in Section 1.01.

2.26Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

2.27Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.28Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.29Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.30Stock Appreciation Rights means awards granted in accordance with Article VI.

2.31Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

2.32Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries.  Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01Committee.

(a)Duties and Authority.  The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants.  The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.  The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code.  The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company.  In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan.  In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, and to the extent deemed desirable, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.  To the extent it is desirable to qualify Awards granted hereunder as “performance based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(b)Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE IV

SHARES

4.01Number of Shares Issuable.  The total number of shares initially authorized to be issued under the Plan shall be 2,500,000 shares of Common Stock; provided, however, that on January 1 of each year, beginning on January 1, 2009, such maximum aggregate number of shares of Common Stock shall be increased by an amount equal to the lesser of (i) 2,000,000 shares, (ii) four percent (4%) of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board. No more than 500,000 shares of Common Stock may be issued under the Plan as Awards under Articles VII, VIII and IX. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.02Shares Subject to Terminated Awards.  Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.  Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan.  In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

5.01Eligible Participants.  Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time.  The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year.  The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.  Incentive Stock Options may only be granted to employees of the Company and its Subsidiaries.  Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 1,500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $1.0 million.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01Option Awards.

(a)Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee.  The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b)Purchase Price of Options.  The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the Date of Grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the Purchase Price of each share of Common Stock which may be purchased upon the exercise of the Incentive Stock Option shall be no less than 110% of the Fair Market value per shares on the Date of Grant.

(c)Designation of Options.  The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

(d)Incentive Stock Option Share Limitation.  No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) that would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

(e)Rights As a Stockholder.  A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02Stock Appreciation Rights.

(a)Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant.  Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously.  Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

(b)Exercise Price.  The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant.  Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c)Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock.  In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date.  No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03Terms of Stock Options and Stock Appreciation Rights.

(a)Conditions on Exercise.  An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

(b)Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i)Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii)Termination of the Award in the event of a Participant’s disability, Retirement, death or other Termination of Service as provided in the Award Agreement; or,

(iii)In the case of an Incentive Stock Option, ten years from the Date of Grant; provided, however, that if at the Date of Grant of an Incentive Stock Option the Participant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the Date of Grant or such shorter term as may be provided in the Award Agreement; or

(iv)Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

(c)Acceleration or Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

6.04Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time.  The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002).  In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company.  The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock.  Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose.  Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

6.05Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement or any other agreement with the Company, or unless the Options are assumed or substituted by the successor corporation or a Parent or Subsidiary of the successor corporation and subject to Section 11.07(b) herein, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.  Notwithstanding the foregoing, the Administrator may, in its sole and absolute discretion, in the event of a Change of Control take any other action its deems appropriate with respect to Options and Stock Appreciation Rights outstanding on the date of a Change in Control.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01Award of Restricted Stock and Restricted Stock Units.  The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish.  With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals.  The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02Restricted Shares.

(a)Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company.  All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant.  Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant.  Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b)Stockholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c)Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d)Delivery of Shares Upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e)Forfeiture of Restricted Shares.  Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement.  The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f)Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03Restricted Stock Units.

(a)Settlement of Restricted Stock Units.  Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred.  Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine.  The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed.  As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b)Shareholder Rights.  Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c)Waiver of Forfeiture Period.  Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

(d)Deferral of Payment.  If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee.

7.04Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement or any other agreement with the Company, or unless the Awards are assumed or substituted by the successor corporation or a Parent or Subsidiary of the successor corporation and subject to Section 11.07(b) herein, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.02(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.03(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the “target” level for each such Award (in the case of Restricted Stock Units).  The provisions of this Section 7.04 shall not be applicable to any Restricted Share Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.  Notwithstanding the foregoing, the Administrator may, in its sole and absolute discretion, in the event of a Change of Control take any other action its deems appropriate with respect to Restricted Shares and Restricted Stock Unit Awards outstanding on the date of a Change in Control.

ARTICLE VIII

PERFORMANCE AWARDS

8.01Performance Awards.

(a)Award Periods and Calculations of Potential Incentive Amounts.  The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period.  The Award Period shall be two or more fiscal or calendar years as determined by the Committee.  The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)Performance Targets.  Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion.  In the case of Performance Awards to “covered employees” (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals.  The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c)Earning Performance Awards.  The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)Payment of Earned Performance Awards.  Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee.  The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02Termination of Service.  In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement or any other agreement with the Company, or unless the Awards are assumed or substituted by the successor corporation or a Parent or Subsidiary of the successor corporation and subject to Section 11.07(b) herein, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.01(d), within 30 days after such Change in Control.  The provisions of this Section 8.03 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant’s beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.  Notwithstanding the foregoing, the Administrator may, in its sole and absolute discretion, in the event of a Change of Control take any other action its deems appropriate with respect to Performance Awards outstanding on the date of a Change in Control.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards.  Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a)Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b)If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c)The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01Eligibility.  Executive officers of the Company who are from time to time determined by the Committee to be “covered employees” for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02Awards.

(a)Performance Targets.  The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals.  Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(b)Amounts of Awards.  In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained.  Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(c)Payment of Awards.  Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

(d)Negative Discretion.  Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

(e)Guidelines.  The Committee shall adopt from time to time written policies for its implementation of this Article X.  Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

(f)Non-Exclusive Arrangement.  The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS”

GRANTED UNDER THE PLAN

11.01Plan Provisions Control Award Terms.  Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan.  In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control.  Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04Limitation on Transfer.  Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.  The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant.  Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05Taxes.  The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax.  The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a)The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b)In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06Surrender of Awards.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.  With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company’s stockholders if such approval is required by the rules of any applicable stock exchange.

11.07Adjustments to Reflect Capital Changes.

(a)Recapitalization.  In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards.  The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)Merger.  After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award.  Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above.  Notwithstanding Section 11.15, in the event of a Merger in which the Company is not the surviving corporation, outstanding Awards shall be subject to the agreement governing the Merger, which may provide, without limitation, for the assumption of Awards by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.  In any event, the exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger.

(c)Options to Purchase Shares or Stock of Acquired Companies.  After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger.  The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08No Right to Continued Service.  No person shall have any claim of right to be granted an Award under this Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

11.09Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

11.10Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.

11.11No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12Compliance with Rule 16b-3.  It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3.  The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15Amendment and Termination.

(a)Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities.  No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)Termination.  The Board shall have the right and the power to terminate the Plan at any time.  No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

11.16Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time.  The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

11.17Dividend Equivalents.  For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment.  If a Dividend Equivalent Account is established, the following terms shall apply:

(a)Terms and Conditions.  Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement.  Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b)Unfunded Obligation.  Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18Adjustment of Performance Goals and Targets.  Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19Legality of Issuance.  Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20Restrictions on Transfer.  Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21Further Assurances.  As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

AMENDMENT NO. 1

SPARK NETWORKS, INC.

2007 OMNIBUS INCENTIVE PLAN

The following constitutes Amendment No. 1 to the 2007 Omnibus Incentive Plan (the “Plan”) of Spark Networks, Inc. (the “Company”), which originally became effective as of July 9, 2007. This amendment increases the total number of initially authorized shares of Common Stock reserved and available for issuance under the Plan from 2,500,000 shares by 250,000 shares so that the Plan authorizes a total of 2,750,000 shares, which amount does not include the annual increase of reserved shares as provided in Article IV Section 4.01 of the Plan.

Pursuant to the resolutions of the board of directors dated November 5, 2008 and the approval of the Company’s stockholders at the Special Meeting of Stockholders held on January 5, 2009, Article IV Section 4.01 of the Plan shall be deleted in its entirety and replaced with the following:

“4.01 Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 2,750,000 shares of Common Stock; provided, however, that on January 1 of each year, beginning on January 1, 2009, such maximum aggregate number of shares of Common Stock shall be increased by an amount equal to the lesser of (i) 2,000,000 shares, (ii) four percent (4%) of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board. No more than 500,000 shares of Common Stock may be issued under the Plan as Awards under Articles VII, VIII and IX. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.”

IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this amendment to the Plan by the board of directors and stockholders on the day and year set forth below, the Company has caused this amendment to the Plan to be duly executed by its duly authorized officer.

Dated: January 5, 2009

SPARK NETWORKS, INC., a Delaware corporation
By: /s/ Joshua A. Kreinberg
Name: Joshua A. Kreinberg
Title: General Counsel and Corporate Secretary

AMENDMENT NO. 2

SPARK NETWORKS, INC.

2007 OMNIBUS INCENTIVE PLAN

Subject to the approval of the Company’s stockholders at the Annual Meeting of Stockholders to be held on June 15, 2016, Article IV Section 4.01 of the Plan shall be deleted in its entirety and replaced with the following:

“4.01 Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 2,750,000 shares of Common Stock; provided, however, that on January 1 of each year, beginning on January 1, 2009, such maximum aggregate number of shares of Common Stock shall be increased by an amount equal to the lesser of (i) 2,000,000 shares, (ii) four percent (4%) of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board. No more than 1,000,000 shares of Common Stock may be issued under the Plan as Awards under Articles VII, VIII and IX. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.”

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateVOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements,proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your v

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateVOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements,proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.SPARK NETWORKS, INC.11150 SANTA MONICA BOULEVARDSUITE 600LOS ANGELES, CA 90025E10624-P78249SPARK NETWORKS, INC.The Board of Directors recommends that you vote "FOR" each of the director nominees listed in Proposal 1.1. Election of DirectorsFor Withhold Nominees:The Board of Directors recommends that you vote "FOR" Proposals 2, 3, 4 and 5.!! 1a. Michael J. McConnellAgainstFor Abstain2. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016.!!!!! 1b. Lee K. Barba!!!!!3. To approve, on an advisory basis, the compensation paid to our named executive officers. 1c. Michael B. Brodsky!!!!!4. To approve the Company's 2016 Employee StockPurchase Plan. 1d. Ian V. Jacobs!!!!!5. To approve an amendment to the Company's 2007 Omnibus Incentive Plan. 1e. John H. Lewis!! 1f. Jonathan R. MatherThe Board of Directors has no recommendation for the stockholder proposal that is provided below at Proposal 6.AgainstFor Abstain!!!!!6. To vote on the stockholder proposal regarding hiring an investment bank to sell the company, if properly presented. 1g. Walter L. Turek!! 1h. Michael S. EganNOTE: To transact such other business as mayproperly come before the Annual Meeting or anyadjournments or postponements thereof. !For address changes and/or comments, please check this box and write them on the back where indicated.!!Please indicate if you plan to attend this meeting.Yes NoThis Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meetingto be Held on June 15, 2016.The Notice and Proxy Statement and Annual Report are also available at www.proxyvote.com.E10625-P78249 Proxy — SPARK NETWORKS, INC.PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON JUNE 15, 2016THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned stockholder(s) hereby acknowledge(s) receipt of the 2016 Notice of Annual Meeting of Stockholders (“Annual Meeting”) ofSpark Networks, Inc. (the “Company”) dated June 15, 2016, and the accompanying Proxy Statement related to the Annual Meeting, and appoint each of MICHAEL S. EGAN and ROBERT W. O’HARE, and either of them, with full power of substitution in each, as attorney-in-fact and proxies for, and in the name and place of, the undersigned at the Annual Meeting.Said proxies are hereby given authority to vote all shares which the undersigned is entitled to vote at the Annual Meeting, to be held at 9:00 a.m. local time,on June 15, 2016, at 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025, and at any and all adjournments or postponements thereof, on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon. Said proxies may vote according to their discretion on any other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof.The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Annual Meeting or any adjournments or postponements thereof.If not otherwise specified, shares will be voted FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4,FOR Proposal 5 and will be voted ABSTAIN Proposal 6 as described in the Proxy Statement, and as the proxy holders deem advisable on such matters as may properly come before the Annual Meeting.Our Board of Directors has fixed the close of business on April 25, 2016 as the record date (the “Record Date”) for determining the stockholders entitled to notice and to vote at our Annual Meeting or any adjournments or postponements thereof. Only stockholders at the close of business on the Record Date are entitled to vote at our Annual Meeting.PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.Address Changes/Comments: _______________________________________________________________________________________________________________________________________________________________________________________(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)(Continued and to be marked, dated and signed on the reverse side.)

Proxy — SPARK NETWORKS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) hereby acknowledge receipt of the 2016 Notice of Annual Meeting of Stockholders (“Annual Meeting”) of Spark Networks, Inc. (the “Company”) dated June 15, 2016, and the accompanying Proxy Statement related to the Annual Meeting, and appoint each of MICHAEL S. EGAN and ROBERT W. O’HARE, and either of them, with full power of substitution in each, as attorney-in-fact and proxies for, and in the name and place of, the undersigned at the Annual Meeting.

Said proxies are hereby given authority to vote all shares which the undersigned is entitled to vote at the Annual Meeting, to be held at 9:00 a.m. local time, on June 15, 2016, at 11150 Santa Monica Boulevard, Suite 600, Los Angeles, California 90025, and at any and all adjournments or postponements thereof, on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon. Said proxies may vote according to their discretion on any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Annual Meeting or any adjournment or postponements thereof.

If not otherwise specified, shares will be voted FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and will be voted ABSTAIN for Proposal 6 as described in the Proxy Statement, and as the proxy holders deem advisable on such matters as may properly come before the Annual Meeting.

Our Board of Directors has fixed the close of business on April 25, 2016 as the record date (the “Record Date”) for determining the stockholders entitled to notice and to vote at our Annual Meeting or any adjournment or postponement thereof. Only stockholders at the close of business on the Record Date are entitled to vote at our Annual Meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be marked, dated and signed on the reverse side.)